August 15, 2006

Dear Shareholder:

We are writing to let you know about important proposed changes to The Guardian UBS Small Cap Value Fund and provide you with an opportunity to vote on the proposed reorganization of the Fund with the RS Partners Fund at a special shareholder meeting to be held on September 28, 2006 (the “Special Meeting”). Details about the Special Meeting and ways that you can vote are included in the enclosed Prospectus/Proxy Statement.

Guardian Investor Services LLC (GIS) has agreed to acquire a majority interest in RS Investment Management Co. LLC (RS), a leading investment management firm specializing in growth and value mutual funds. We believe that the investment management expertise of RS complements our existing investment management strengths in large and small-cap core equity and fixed income investing. This is an exciting opportunity for us to expand our presence in the investment management business that we anticipate will have benefits for shareholders.

We are asking you to approve an Agreement and Plan of Reorganization of The Guardian UBS Small Cap Value Fund into RS Partners Fund, an existing fund managed by RS Investments that has a similar investment objective and principal investment strategies to those of the Fund. The enclosed Prospectus/Proxy Statement provides you with detailed information about this reorganization proposal.

The Board of Trustees of The Guardian UBS Small Cap Value Fund, including a majority of the independent Trustees, has approved the reorganization of the Fund into RS Partners Fund. I’ve highlighted below some answers to questions that you may have about the proposals.

Q:             How will the proposed reorganization benefit shareholders?

Shareholders will have the potential to benefit in the following ways:

•       RS Partners Fund has an experienced management team with a long-term track record.

•       RS Partners Fund has a similar investment objective and principal investment strategies to those of The Guardian UBS Small Cap Value Fund.

•       The net expense ratio of RS Partners Fund is currently lower than the net expense ratio of The Guardian UBS Small Cap Value Fund.

•       Although RS Partners Fund is currently closed to new investors (with certain exceptions), shareholders of The Guardian UBS Small Cap Value Fund will be able to make additional investments in their existing accounts following the proposed reorganization. All other restrictions of RS Partners Fund with respect to new purchases will continue to apply. Please see the enclosed Prospectus/Proxy Statement for details.

Q:             Will shareholders be expected to pay for the reorganization?

No. Shareholders will not bear any of the costs associated with the reorganization. All costs of the reorganization are being borne by GIS and RS and not by the Funds or RS Funds.

UBS Letter (sc)

Q:             How do I vote, and how many votes do I have?

You are entitled to one vote for each share you own. Fractional votes will also be counted. You are invited to cast your vote in person at the meeting, although we realize that this is not always possible.

We encourage you to use one of the following easy options today to record your vote promptly:

1.                Vote by Telephone.   You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and by following the prerecorded information. Please have your proxy materials, including the control number on your proxy card, available.

2.                Vote via Internet.   You may cast your vote using the internet by logging onto the internet address located on the enclosed proxy card and following the instructions on the website. Please have your proxy materials, including the control number on your proxy card, available.

3.                Vote by Mail.   You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

We appreciate your careful consideration of the proposals described in the enclosed Prospectus/Proxy Statement. If you have any questions, please call our Customer Service Representatives at (800) 343-0817, weekdays between 9:00 a.m. and 6:00 p.m. (Eastern Time).

Remember, your vote is important to us, no matter how many shares you own.  Please take this opportunity to vote. Thank you for your participation and for your continued confidence in us.

Respectfully,

Thomas G. Sorell, CFA
President

THE PARK AVENUE PORTFOLIO®
The Guardian UBS Small Cap Value FundSM

7 Hanover Square
New York, New York 10004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, SEPTEMBER 28, 2006

To Shareholders of The Guardian UBS Small Cap Value Fund:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of The Guardian UBS Small Cap Value Fund (the “Guardian Fund”), a series of The Park Avenue Portfolio (the “Trust”), that will be held at the offices of The Park Avenue Portfolio set forth above on Thursday, September 28, 2006, at 4:00 p.m. (New York time), to consider and vote on the following:

1.     Approval of the Agreement and Plan of Reorganization between the Trust, on behalf of the Guardian Fund, and RS Investment Trust, on behalf of RS Partners Fund, all as described in the attached Prospectus/Proxy Statement.

2.     Any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement and the form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of The Park Avenue Portfolio has fixed the close of business on August 4, 2006 as the record date for the Meeting. Shareholders of record are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

Joseph A. Caruso
Executive Vice President and Secretary

August 15, 2006

Your vote is important. Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card.

(This page has been left blank intentionally.)

August 15, 2006

RS Investment Trust	The Park Avenue Portfolio®
RS Partners Fund	The Guardian UBS Small Cap Value FundSM
388 Market Street 17th Floor San Francisco, CA 94111 (1-800-766-FUND)	7 Hanover Square New York, New York (1-800-221-3253)

PROSPECTUS/PROXY STATEMENT

This Prospectus/Proxy Statement is being furnished to shareholders of The Guardian UBS Small Cap Value Fund, a series of The Park Avenue Portfolio (the “Guardian Fund”), in connection with a Special Meeting of Shareholders of the Guardian Fund (the “Meeting”) to be held at the offices of The Park Avenue Portfolio set forth above on Thursday, September 28, 2006, at 4:00 p.m. (New York time). At the Meeting, shareholders of each class of the Guardian Fund will be asked to approve the Agreement and Plan of Reorganization, dated August 15, 2006, pursuant to which the Guardian Fund will be reorganized into RS Partners Fund (the “RS Fund”), a series of RS Investment Trust, a Massachusetts business trust (the “Reorganization”). This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the following proposal:

Proposal	To be voted on by:

Approval of the Agreement and Plan of Reorganization, dated August 15, 2006, between The Park Avenue Portfolio, on behalf of The Guardian UBS Small Cap Value Fund, and RS Investment Trust, on behalf of RS Partners Fund.

Shareholders of each class of The Guardian UBS Small Cap Value Fund, voting separately by share class.

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about August 15, 2006.

A Statement of Additional Information dated August 15, 2006, relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is hereby incorporated into this Prospectus/Proxy Statement by reference. In addition, the following documents also have been filed with the Commission and are hereby incorporated by reference into this Prospectus/Proxy Statement:

•       The Prospectus of The Park Avenue Portfolio, which includes disclosures as to the Guardian Fund, dated May 1, 2006, as supplemented from time to time.

•       The Statement of Additional Information of The Park Avenue Portfolio, which includes disclosures as to the Guardian Fund, dated May 1, 2006, as supplemented from time to time.

•       The audited financial statements and related report of auditors of the Guardian Fund relating to the Guardian Fund and included in the Annual Report to Shareholders of The Park Avenue Portfolio for the fiscal year ended December 31, 2005.

•       The audited financial statements and related report of auditors of the RS Fund relating to the RS Fund and included in the Annual Report to Shareholders of RS Investment Trust for the fiscal year ended December 31, 2005.

For a free copy of any of the documents listed above relating to the Guardian Fund, The Park Avenue Portfolio, the RS Fund, or RS Investment Trust shareholders may call 1-800-221-3253 or write to The Park Avenue Portfolio at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain The Park Avenue Portfolio’s Prospectus and Annual Report by accessing the Internet site for The Park Avenue Portfolio at www.guardianinvestor.com. Shareholders may obtain the Annual Report to

Shareholders of RS Investment Trust by accessing the internet site for RS Investment Trust at www.rsinvestments.com.

Text-only versions of all of the foregoing Guardian Fund and RS Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about The Park Avenue Portfolio, the Guardian Fund, RS Investment Trust, and the RS Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PARK AVENUE PORTFOLIO OR RS INVESTMENT TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY RS INVESTMENT TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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I. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.

The following questions and answers provide an overview of key features of the proposed reorganization. You may also obtain a copy of the Guardian Fund’s prospectus and statement of additional information by calling 1-800-221-3253. Please call 1-800-343-0817 with any questions about the reorganization or this Prospectus/Proxy Statement generally.

1.                 What transaction is being proposed?

As you may have read in recent days, Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has agreed to acquire a majority interest in RS Investment Management Co. LLC (“RS Investments”), a leading investment management firm. Following this transaction, it is expected that much of the two firms’ investment management business will be managed by or under the supervision of RS Investments.

As part of this process, GIS is proposing that each of the existing Guardian mutual funds become a series of the RS mutual fund family by reorganizing as a series of shares of RS Investment Trust or RS Variable Products Trust, each a Massachusetts business trust. This Prospectus/Proxy Statement relates to the reorganization of The Guardian UBS Small Cap Value Fund into RS Partners Fund, an existing series of RS Investment Trust with a similar investment objective and principal investment strategies to those of the Guardian Fund. Information regarding the reorganizations of the other Guardian funds is provided in other prospectus/proxy statements. In the proposed reorganization described in this Prospectus/Proxy Statement, the Guardian Fund will transfer all of its assets to the RS Fund in exchange for shares of the RS Fund, and the assumption by the RS Fund of all the identified liabilities of the Guardian Fund. Following the transfer, Class A shares of the RS Fund will be distributed to Class A, Class B, and Class C shareholders of the Guardian Fund in accordance with their respective percentage ownership interests in Class A, Class B, and Class C shares, respectively, of the Guardian Fund on the closing date, which is expected to be on or around October 16, 2006. Class K shares of the RS Fund will be distributed to shareholders of the Guardian Fund pro rata in accordance with their percentage ownership interests in Class K shares of the Guardian Fund on the closing date. The Guardian Fund will then be liquidated and dissolved. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization”.

It is intended that, as a result of the proposed Reorganization, each Guardian Fund shareholder will receive, without paying any sales charges and on a tax-free basis (for federal income tax purposes), a number of full and fractional Class A and Class K shares, as the case may be, of the RS Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Guardian Fund held by such shareholder immediately prior to the closing of the Reorganization.

GIS currently serves as the investment adviser to the Guardian Fund and as principal underwriter for the Guardian Fund. The Guardian Fund is sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). RS Investments is the investment adviser of the RS Fund, and GIS will be the principal underwriter of the RS Fund. The RS Fund does not have a sub-adviser, and it is not expected to be sub-advised after the Reorganization.

Shareholders of each class of the Guardian Fund are being asked to approve the Agreement and Plan of Reorganization. A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A. By approving the Agreement and Plan of Reorganization, shareholders of the Guardian Fund are approving the Reorganization, which includes the liquidation and dissolution of the Guardian Fund.

If shareholders of each class of the Guardian Fund do not approve the Reorganization, the Board of Trustees of The Park Avenue Portfolio may consider possible alternative arrangements in the best interests of the Guardian Fund and its shareholders. The Reorganization of the Guardian Fund is not conditioned on the reorganization of any of the other Guardian funds.

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2.                 Why is the Reorganization being proposed?

RS Investments and GIS believe that the transaction between the two investment management firms will bring together in a single entity the complementary advantages enjoyed by the respective firms. RS Investments has a strong investment management and research capability, currently focused on equity securities. It also has a strong management culture and commitment to developing and promoting strong investment management talent. GIS has long-term experience in investment management and capital markets, with strong capabilities in a number of asset classes, including fixed-income investing. The two firms believe that their combination has the potential to benefit the existing series of RS Investment Trust, including the RS Fund (the “Current RS Funds”), and the shareholders of the Guardian Fund and the Current RS Funds because the combined firms will provide an even stronger and more diverse investment management firm to support the Current RS Funds’ and the Guardian Funds’ portfolio management teams.

With respect to the proposed Reorganization specifically, the Board of Trustees of The Park Avenue Portfolio considered similarities between the Guardian Fund’s investment objective and principal investment strategies and the RS Fund’s investment objective and principal investment strategies as well as the various potential benefits of the Reorganization to the shareholders of the Guardian Fund, including the lower expense ratios of the RS Fund as compared to the Guardian Fund. The Trustees also considered the better historical performance results of the RS Fund. It is expected that the RS Fund will be the accounting successor in the Reorganization; therefore, its performance would carry over to the combined Fund if the Reorganization occurs.

3.                 How do the fees and expenses of the Guardian Fund compare to those of the RS Fund, and what are they estimated to be following the Reorganization?

As shown in the expense tables below, the gross and net expense ratios of Class A shares of the RS Fund are currently lower than the expense ratios of Class A, Class B, and Class C shares of the Guardian Fund, although sales charges on the purchase of additional Class A shares may differ, depending on the amount purchased, and the estimated expense ratio of Class K shares of the RS Fund is currently lower than the expense ratio of Class K shares of the Guardian Fund. After the Reorganization, the gross and net expense ratios of Class A shares of the RS Fund on a pro forma combined basis are still expected to be lower than the expense ratios of Class A, Class B, and Class C shares of the Guardian Fund; the expense ratio of Class K shares of the RS Fund on a pro forma combined basis is expected to be lower than the expense ratio of Class K shares of the Guardian Fund.

The following tables show the expenses an investor would incur in connection with making an investment in the Guardian Fund and the RS Fund, and the fees and expenses paid by the Guardian Fund and the RS Fund for their fiscal years ended December 31, 2005. (Class K expenses of the RS Fund are estimated based on the RS Fund’s expenses for the fiscal year ended December 31, 2005.)  They also show pro forma fees and expenses for the RS Fund for its fiscal year ended December 31, 2005, assuming that the Reorganization had occurred as of December 31, 2004. The examples following the tables will help you compare the cost of investing in the Guardian Fund or the RS Fund currently with the estimated cost of investing in the RS Fund on a pro forma combined basis.

Shareholders of the Guardian Fund will not pay additional sales charges in connection with the Reorganization, although a different sales charge may apply in the event a former Guardian Fund shareholder decides to purchase more shares of the RS Fund. Class K shares of the RS Fund received by Guardian Fund Class K shareholders in connection with the Reorganization will not be subject to a contingent deferred sales charge. Additional purchases of Class K shares of the RS Fund also will not be subject to a contingent deferred sales charge.

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Shareholder Fees

(paid directly from an investment)

The Guardian UBS Small Cap Value Fund—Class A, Class B, Class C, and Class K shares

	Class A shares		Class B shares		Class C shares		Class K shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.50%	(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value or the original offering price)	None	(2)	3.00%	(3)	1.00%	(4)	1.00%	(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None		None		None		None
Redemption Fee	None		None		None		None

       (1) You may be entitled to a sales charge discount.

       (2) Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge.

       (3) Maximum sales charge declines to 2.00% if shares are sold in years 3 or 4 after purchase; 1.00% in years 5 or 6; and 0.00% in year 7 and beyond.

       (4) Sales charge applies for shares sold within one year of purchase.

RS Partners Fund—Class A and Class K Shares

	Class A shares		Class K shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%	(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value or the original offering price)	None	(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None		None
Redemption Fee	None		None

       (1) You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares.

       (2) Contingent deferred sales charge of 1.00% applies for purchases of  $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge.

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RS Partners Fund—Class A and Class K Shares (pro forma combined)

	Class A shares (pro forma combined)		Class K shares (pro forma combined)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%	(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None		None
Redemption Fee	None		None

       (1) You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares.

       (2) Contingent deferred sales charge of 1.00% applies for purchases of  $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge.

Annual Fund Operating Expenses

(deducted directly from fund assets)

The Guardian UBS Small Cap Value Fund—Class A, Class B, Class C,  and Class K shares

Share Class	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Class A	1.00%	0.00%	0.92%	1.92	%(2)
Class B	1.00%	0.75%	0.93%	2.68	%(2)
Class C	1.00%	0.75%	0.94%	2.69	%(2)
Class K	1.00%	0.40%	0.66%	2.06	%(2)

       (1) The Fund pays a fee at the annual rate of 1.00% of the Fund’s average daily net assets not exceeding $50 million and 0.95% of the Fund’s average daily net assets in excess of $50 million.

       (2) Includes Administrative Service Fee of 0.25%.

RS Partners Fund—Class A and Class K Shares

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Expense Limitation		Net Expenses
Class A	1.00%	0.25%	0.27%		1.52%	(0.03	)%(1)	1.49	%(1)
Class K	1.00%	0.65%	0.31	%(2)	1.96%	—		—

       (1) An expense limitation with respect to the RS Fund’s Total Annual Operating Expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) is imposed pursuant to a written agreement between RS Investments and RS Investment Trust in effect through April 30, 2007. The effect of this limitation is reflected under the caption “Expense Limitation.” RS Investments may terminate the limitation for the RS Fund after April 30, 2007. “Net Expenses” reflect the effect of the expense limitation on total annual fund operating expenses.

       (2) “Other Expenses” are based on estimated amounts for the current fiscal year.

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RS Partners Fund—Class A and Class K Shares (pro forma combined)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Limitation		Net Expenses
Class A (pro forma combined)	1.00%	0.25%	0.27%	1.52%	(0.03	)%(1)	1.49	%(1)
Class K (pro forma combined)	1.00%	0.65%	0.31%	1.96%	—		1.96%

       (1) An expense limitation with respect to the RS Fund’s Total Annual Operating Expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) is imposed pursuant to a written agreement between RS Investments and RS Investment Trust in effect through April 30, 2007. The effect of this limitation is reflected under the caption “Expense Limitation.” RS Investments may terminate the limitation for the RS Fund after April 30, 2007. “Net Expenses” reflect the effect of the expense limitation on total annual fund operating expenses.

Examples

These examples will help you compare the cost of investing in the Guardian Fund with the cost of investing in shares of the RS Fund and the estimated cost of investing in shares of the RS Fund assuming consummation of the Reorganization. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the RS Fund’s operating expenses through April 30, 2007 are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” All expense information is based on the information set out in the tables above, including pro forma expense information for the RS Fund. Your actual costs may be higher or lower than those shown below.

The Guardian Fund and the RS Fund use different methodologies for calculating expenses. For the examples, Guardian Fund and RS Fund expenses have been historically calculated at different time periods throughout the year. Differences in the examples reflect the differences in calculation methodologies, in addition to any changes or differences in sales charges and expenses ratios.

The Guardian UBS Small Cap Value Fund—Class A, Class B, Class C, and Class K shares

Share Class	One Year	Three Years	Five Years	Ten Years
Class A	$636	$1,026	$1,440	$2,592
Class B
If you sold all of your shares at the end of the periods shown	$571	$1,032	$1,520	$2,829
If you did not sell any of your shares at the end of the periods shown	$271	$832	$1,420	$2,829
Class C
If you sold all of your shares at the end of the periods shown	$372	$835	$1,425	$3,022
If you did not sell any of your shares at the end of the periods shown	$272	$835	$1,425	$3,022
Class K
If you sold all of your shares at the end of the periods shown	$309	$646	$1,108	$2,390
If you did not sell any of your shares at the end of the periods shown	$209	$646	$1,108	$2,390

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RS Partners Fund—Class A and Class K Shares

Share Class	One Year	Three Years	Five Years	Ten Years
Class A	$625	$945	$1,287	$2,249
Class K
If you sold all of your shares at the end of the periods shown	$202	$623	$1,070	$2,309
If you did not sell any of your shares at the end of the periods shown	$202	$623	$1,070	$2,309

RS Partners Fund—Class A and Class K Shares (pro forma combined)

Share Class	One Year	Three Years	Five Years	Ten Years
Class A (pro forma combined)	$625	$945	$1,287	$2,249
Class K (pro forma combined)
If you sold all of your shares at the end of the periods shown	$206	$636	$1,091	$2,353
If you did not sell any of your shares at the end of the periods shown	$206	$636	$1,091	$2,353

4.                 What will be the roles of RS Investments and GIS following the proposed Reorganization?

RS Investments is the investment adviser to the RS Fund and is responsible for the day-to-day investment management of the RS Fund. RS Investments is also the administrator to the RS Fund. Information regarding the portfolio management team for the RS Fund is set forth in Appendix D. Under an investment management agreement between the RS Fund and RS Investments, the RS Fund will pay a monthly fee to RS Investments at the annual rates shown in the tables above for investment advisory and administrative services. GIS will be the RS Fund’s principal underwriter.

RS Investments and GIS will benefit from the Reorganization to the extent the Reorganization has the effect of creating economies for the two firms in providing services to the RS Fund.

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5.                 How do the investment objectives, principal investment strategies, and policies of the Guardian Fund compare to those of the RS Fund?

The investment objective and strategies of the Guardian Fund and the RS Fund are similar and are summarized briefly below; a more detailed description of the RS Fund’s investment objective and strategies is set forth in Appendix B.

The Guardian UBS Small Cap Value Fund	RS Partners Fund
Investment Objective: The Guardian Fund seeks to maximize total return, consisting of capital appreciation and current income.	Investment Objective: The RS Fund’s investment objective is long-term growth. The RS Fund seeks to increase shareholder capital over the long term.
Principal Investment Strategies and Investments:	Principal Investment Strategies and Investments:

•  The Guardian Fund normally invests in companies whose stock prices, in the opinion of the Fund’s investment sub-adviser, do not reflect the company’s full value. Normally, at least 80% of the value of the Fund’s net assets, including any borrowings for investment purposes, is invested in equity securities with market capitalization smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index, whichever is higher at the time of purchase. As of March 31, 2006, the highest market capitalization within the Russell 2000 Value Index was approximately $4.2 billion.

•  The Guardian Fund may also invest up to 20% of its net assets in foreign issuers. Within this overall limit, the Fund intends to diversify among countries, but reserves the right to invest a substantial portion of its assets in one or a few countries if economic and business conditions warrant such investments. The Fund may use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Fund’s exposure to changes in currency exchange rates.

•  As a temporary defensive strategy, the Guardian Fund may invest some or all of its assets in cash or cash equivalents.

•  The RS Fund invests principally in equity securities of companies with market capitalizations of up to $3 billion that the Fund’s investment adviser believes are undervalued.

•  The RS Fund may at times invest a portion of its assets in debt securities and other-income producing securities.

•  The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

•  Since its inception, the RS Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

In addition to the differences in the principal investment strategies described above, the Guardian Fund is a diversified mutual fund while the RS Fund is a non-diversified mutual fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” mutual fund may not, as to 75% of its total assets, purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current

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value) would then be invested in securities of a single issuer. This means that the RS Fund is able invest its assets in a more limited number of issuers than the Guardian Fund.

The Guardian Fund and the RS Fund have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Guardian Fund or the RS Fund, as applicable; other investment policies can be changed without such consent of the holders of a majority of the outstanding voting securities of the Guardian Fund or the RS Fund, as applicable. A comparison of the fundamental investment policies of the RS Fund and of the Guardian Fund is attached to this Prospectus/Proxy Statement as Appendix C.

For more information regarding any of the Guardian Fund’s or RS Fund’s investment policies and restrictions, see the Guardian Fund’s Statement of Additional Information or the Statement of Additional Information relating to this Prospectus/Proxy Statement, respectively.

Prior to the closing of the Reorganization, GIS and UBS Global AM, in consultation with RS Investments, may engage in a restructuring of the Guardian Fund’s portfolio as they deem appropriate to further align the Guardian Fund’s portfolio holdings with the investment strategy and portfolio holdings of the RS Fund. Any brokerage or other transactional costs incurred by the Guardian Fund as a result of the restructuring will be reimbursed by GIS or RS Investments. Any gains recognized as a result of asset sales on a net basis will be distributed to shareholders of the Guardian Fund as taxable dividends. Therefore, the Guardian Fund’s restructuring may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. Please see “II. PROPOSAL: REORGANIZATION OF THE GUARDIAN FUND INTO THE RS FUND—Federal Income Tax Consequences.”

6.                 What are the principal risks of an investment in the RS Fund and how do they compare with those of the Guardian Fund?

The principal risks of the RS Fund are substantially similar to the principal risks associated with an investment in the Guardian Fund (although the precise identification and descriptions of those risks may differ). See Appendix B for a more detailed summary of each of the principal risks relating to the RS Fund.

A shareholder could lose some or all of the shareholder’s investment in the Guardian Fund or the RS Fund. Among the principal risks of investing in either the Guardian Fund and the RS Fund, which could adversely affect their net asset value and total return, are:

•       Equity Securities Risk   The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•       Investment Style Risk   A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•       Small and Midsized Companies Risk   Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•       Overweighting Risk   Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

•       Underweighting Risk   If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

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•       Foreign Securities Risk   Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•       Cash Position Risk   To the extent the Fund holds assets in cash and cash equivalents and not in investments described in the Fund’s principal investment strategies and principal investments (set forth in Appendix B), the ability of the Fund to meet its objective may be limited.

•       Liquidity Risk   Lack of a ready market or restrictions on resale may limit the Fund’s ability to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

An investment in the RS Fund is subject to the following principal investment risks, which are not principal investment risks of the Guardian Fund:

•       Nondiversification Risk.   A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the RS Fund’s value more than if RS Fund were a diversified fund.

•       Debt Securities Risk.   The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

•       Natural Resources Investment Risk.   Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

7.                 What RS Fund shares will shareholders of the Guardian Fund receive if the Reorganization occurs?

Class A, Class B, and Class C shareholders of the Guardian Fund will receive Class A shares of the RS Fund in an amount equal to the aggregate net asset value of the Guardian Fund shares exchanged therefor. Class K shareholders of the Guardian Fund will receive Class K shares in the RS Fund pro rata in accordance with each shareholder’s percentage ownership of Class K shares of the Guardian Fund.

The Guardian Fund is a diversified series of The Park Avenue Portfolio, a Massachusetts business trust, and is governed by The Park Avenue Portfolio’s Declaration of Trust and bylaws. The RS Fund is a non-diversified series of RS Investment Trust, a Massachusetts business trust, and is governed by RS Investment Trust’s Declaration of Trust and bylaws. If the Reorganization occurs, shareholders of the Guardian Fund will have voting and other rights generally similar to those they had as shareholders of the Guardian Fund, but as shareholders of the RS Fund. There are, however, some differences. For example, The Park Avenue Portfolio’s Declaration of Trust provides shareholders the right to require that the Trustees or President of The Park Avenue Portfolio call a special meeting of shareholders upon the written request of shareholders owning at least twenty-five percent (or ten percent if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares entitled to vote at such meeting, whereas RS Investment Trust’s Declaration of Trust does not provide shareholders the right to call meetings. By way of further example, under The Park Avenue Portfolio’s Declaration of Trust and bylaws, shareholders are entitled to at least fifteen days’ written notice of a shareholder meeting while RS Investment Trust’s Declaration of Trust and bylaws provide for only seven days’ written notice.

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With respect to matters to be voted on by the shareholders of all the series of RS Investment Trust as a group, such as the election of Trustees or matters affecting the entire trust, the votes of shareholders of the RS Fund would be counted with the Current RS Funds. In these instances, the votes of former shareholders of the Guardian Fund (as shareholders of the RS Fund) would be diluted by the votes of the other series of RS Investment Trust.

Please see Appendix E—Comparison of Organizational Documents for more information regarding the differences between The Park Avenue Portfolio’s Declaration of Trust and bylaws and RS Investment Trust’s Declaration of Trust and bylaws.

8.                 How do the shareholder policies and procedures of the RS Fund compare to the shareholder policies and procedures of the Guardian Fund?

The shareholder policies and procedures of the RS Fund are substantially similar to the shareholder policies and procedures of the Guardian Fund. The minimum amount for initial and additional purchases of Class A shares of the RS Fund, however, differ from the minimum amounts required by the Guardian Fund. With respect to individual retirement accounts, gift/transfers to minor accounts, automatic investment plans, and qualified retirement plans, the minimum purchase amount for Class A shares of the RS Fund is $1,000, and the minimum purchase amount for additional investments is $100. With respect to all other types of accounts, the minimum purchase amount for Class A shares of the RS Fund is $5,000, and the minimum purchase amount for additional investments is $100. The minimum purchase amount for Class K shares of the RS Fund is $1,000, which is the same as the Guardian Fund’s minimum for Class K shares. Purchases of RS Fund shares by telephone are subject to a maximum purchase amount of up to 100% of a shareholder’s current account value; whereas purchases of Guardian Fund shares by telephone are not subject to a maximum.

The sales charges applicable to Class A and Class K shares of the RS Fund are different from the sales charges for Class A, Class B, Class C, and Class K shares of the Guardian Fund. For additional information regarding sales charges, see “How do the fees and expenses of the Guardian Fund compare to those of the RS Fund, and what are they estimated to be following the Reorganization?” and “II. PROPOSAL: REORGANIZATION OF THE GUARDIAN FUND INTO THE RS FUND—RS Fund Shares.”

The RS Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. This limitation will preclude some existing shareholders of the RS Fund from making additional investments in the RS Fund. Guardian Fund shareholders who receive shares of the RS Fund in connection with the Reorganization will be able to purchase additional shares of the RS Fund in their existing accounts, subject to the RS Fund’s right to reject any purchases, in whole or in part, in its discretion. All other restrictions of the RS Fund with respect to new purchases will continue to apply.

9.                 What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to be tax-free for federal income tax purposes. This means that neither the Guardian Fund nor shareholders of the Guardian Fund are expected to recognize a gain or loss directly as a result of the Reorganization. However, because the Reorganization will end the tax year of the Guardian Fund, it may accelerate distributions from the Guardian Fund to shareholders. Specifically, the Guardian Fund will recognize any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards) in the short tax year ending on the date of the Reorganization, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

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The cost basis of the Guardian Fund’s shares is expected to carry over to shareholders’ new shares in the RS Fund, and the holding period in the shares of the RS Fund will include the holding period that existed in their Guardian Fund shares. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

A substantial portion of the portfolio assets of the Guardian Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Guardian Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to the Guardian Fund’s shareholders, and such distribution will be taxable to such shareholders. Please see “II. PROPOSAL: REORGANIZATION OF THE GUARDIAN FUND INTO THE RS FUND—Federal Income Tax Consequences” for additional information.

10.          What other changes will occur as a result of the Reorganization?

Following the Reorganization, RS Investment Trust will be governed by Trustees and officers who are different from the Trustees and officers of The Park Avenue Portfolio, with the exception of Ms. Anne M. Goggin and Mr. Dennis Manning, Trustees of The Park Avenue Portfolio who have been nominated for election to the Board of Trustees of RS Investment Trust. For a list of RS Investment Trust’s Trustees and officers and their principal occupation or occupations for the past five years, please see the Statement of Additional Information relating to this Prospectus/Proxy Statement. Some of the various service providers for the RS Fund are different from those of the Guardian Fund. See “Comparison of Service Providers” on page 21. The RS Fund also has different operating and compliance policies and procedures, such as codes of ethics, privacy policies, and policies regarding transactions with affiliates, than those of the Guardian Fund.

II. PROPOSAL:  REORGANIZATION OF THE GUARDIAN FUND INTO THE RS FUND.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Guardian Fund by and on behalf of the Board of Trustees of The Park Avenue Portfolio for use at the Meeting.

Terms of The Proposed Reorganization.

Shareholders of each class of shares of the Guardian Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by the shareholders of each class of shares of the Guardian Fund, the Reorganization is expected to occur on or around October 16, 2006, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”).

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

•       The Guardian Fund will transfer all of its assets and identified liabilities to the RS Fund in exchange for Class A and Class K shares of the RS Fund, with an aggregate net asset value equal to the net value of the transferred assets and liabilities. “Identified liabilities” consist of liabilities reflected on a Statement of Assets and Liabilities of the Guardian Fund prepared as of the valuation date.

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•       The assets and liabilities of the Guardian Fund and the RS Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for the RS Fund.

•       The Class A and Class K shares of the RS Fund received by the Guardian Fund will be distributed to the shareholders of the Guardian Fund in an amount equal to the aggregate net asset value of the Guardian Fund shares exchanged therefor, in full liquidation of the Guardian Fund.

•       After the Reorganization, the Guardian Fund’s affairs will be wound up, and the Guardian Fund will be terminated under state law.

•       The Reorganization requires approval by shareholders of each class of shares of the Guardian Fund and satisfaction of a number of other conditions; the Reorganization may be terminated at any time with the approval of RS Investment Trust and The Park Avenue Portfolio and under certain other circumstances.

RS Fund Shares.

If the Reorganization occurs, Class A, Class B, and Class C shareholders of the Guardian Fund will receive Class A shares of the RS Fund in an amount equal to the net asset value of the Guardian Fund shares exchanged therefor. Class K shareholders of the Guardian Fund will receive Class K shares of the RS Fund in an amount equal to the net asset value of the Guardian Fund shares exchanged therefor. The RS Fund shares that a Guardian Fund shareholder will receive will have the following characteristics:

•       They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of the Guardian Fund as of the business day before the closing of the Reorganization, as determined using RS Investment Trust’s valuation policies and procedures.

•       Class A shares of the RS Fund and Class A shares of the Guardian Fund have different sales charges imposed on purchases and related break points. As shown in the table below, a shareholder may have to pay a higher or lower sales charge on additional purchases of Class A shares of the RS Fund than the shareholder would have paid to purchase additional shares of the Guardian Fund prior to the Reorganization, depending on the amount of the purchase.

Amount of purchase payment	Sales charge as a % of offering price for Class A shares of the Guardian Fund	Sales charge as a % of offering price for Class A shares of the RS Fund
Less than $49,999	4.50%	4.75%
$50,000 to $99,999	4.50%	4.50%
$100,000 to $249,000	3.75%	3.50%
$250,000 to $499,999	2.75%	2.50%
$500,000 to $749,999	2.00%	2.00%
$750,000 to $999,999	2.00%	1.50%
$1,000,000 or more	None (1)	None (1)

       (1) Shares sold within 18 months of purchase may be subject to a deferred sales charge of 1.00%.

•       Unlike Class K shares of the Guardian Fund, Class K shares of the RS Fund will not bear a contingent deferred sales charge.

•       Total distribution and/or service fees borne by Class A and Class K shares of the RS Fund will be the same as the distribution and service fee plus the administrative services fees borne by Class A and Class K shares of the Guardian Fund, respectively, because the RS Fund shares will bear a distribution and service fee of 0.25% in lieu of an administrative service fee of 0.25%.  Class A

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shares of the RS Fund will bear a lower distribution fee than Class B and Class C shares of the Guardian Fund. The RS Fund reimburses the RS Fund’s distributor for payments made by it to financial intermediaries that provide certain administrative and account maintenance services.

•       The procedures for purchasing and redeeming a shareholder’s shares will not change materially as a result of the Reorganization.

•       Shareholders will have more exchange options than they currently have because shareholders of the RS Fund may exchange their Class A and Class K shares for shares of the same class of the other series of RS Investment Trust—which will include both the twelve funds that are successors to the former series of The Park Avenue Portfolio and the Current RS Funds—provided that the series of RS Investment Trust is accepting additional investments and the shareholder is otherwise eligible to invest in such series. Exchanges of shares will be made at their relative net asset values.

•       Shareholders will have voting and other rights generally similar to those they currently have, but as shareholders of the RS Fund.

For further information on the shareholder policies and procedures of the RS Fund, please read Appendix D—Information Applicable to the RS Fund. For further information on the differences between the rights of shareholders of the Guardian Fund and shareholders of the RS Fund, please read Appendix E—Comparison of Organizational Documents.

Factors Considered by the Board of Trustees of The Park Avenue Portfolio.

The Independent Trustees (those Trustees who are not “interested persons” as defined by the 1940 Act) of the Board of Trustees of The Park Avenue Portfolio, held a series of in-person and telephonic meetings beginning in March 2006 through June 2006 to evaluate and consider the proposals by Guardian Life, on behalf of GIS, to reorganize the Guardian Fund into the RS Fund, and for RS Investments to be the investment adviser for the reorganized fund (as previously defined, the “Reorganization”). As part of their review process, the Independent Trustees were represented by independent legal counsel. In addition to the meetings of the Independent Trustees held independently of Guardian Fund management and of the interested Trustees of the Board of Trustees, the Board of Trustees met to consider, evaluate and discuss the Reorganization at the regularly scheduled Board meeting held on March 23, 2006 and at special Board meetings held on April 12, April 27 and June 12, 2006. In the course of their evaluation, the Independent Trustees reviewed materials received from GIS (and its affiliates), RS Investments, and independent legal counsel, and publicly available information about RS Investments and the Current RS Funds.

The Independent Trustees met with independent legal counsel regarding the nature of information to be requested and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information regarding the Reorganization and the transaction in general to GIS. In response to the request, and subsequent additional requests, GIS and RS Investments provided extensive information both in writing and during oral presentations made during the various Board meetings. Among other information provided were historical and projected expense ratios for the Guardian Fund assuming the Reorganization, as well as certain other reorganizations involving the other series of The Park Avenue Portfolio (the “Current Guardian Funds”), took place and assuming that they did not. Also provided were certain of the transaction documents between GIS and RS Investments, information about proposed distribution arrangements for the fund complex following the reorganizations, employee retention arrangements, analyses of compliance policies and compliance matters of the RS organization, and the status of RS Investments’ compliance with the undertakings made in connection with the October 2004 regulatory settlements with the Securities and Exchange Commission (“SEC”) and the New York Attorney General (“NYAG”).

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In addition, the Independent Trustees reviewed information about RS Investments and the Current RS Funds complex. Representatives of the Independent Trustees met with representatives of the independent trustees of the Current RS Funds to discuss board governance matters and approaches to compliance matters. The Independent Trustees met with RS Investments’ Chief Executive Officer, Chief Compliance Officer, who it was proposed would also serve as the chief compliance officer of the reorganized fund complex if the Reorganization takes place, and General Counsel.

Based upon their review, a majority of the Independent Trustees concluded that it was in the best interests of the Guardian Fund that the Reorganization be approved. In reaching this conclusion for the Guardian Fund, no single factor was determinative in the Independent Trustees’ analysis, but rather the Independent Trustees considered a variety of factors. The Independent Trustees considered:

•       Information provided by GIS (and its affiliates) that overall, for the Current Guardian Funds, the expense ratios have been increasing as fund assets have been decreasing and that the status quo could not continue indefinitely. The Independent Trustees also considered GIS’s statement that although it was premature for GIS to identify specific actions it will consider or ultimately take if the Board were not to approve the Reorganization, however, it was quite reasonable for the Board to assume that GIS would consider certain actions that could include withdrawing its assets from the Current Guardian Funds, eliminating fee subsidies and waivers, terminating the investment advisory agreements and/or steps to liquidate the Current Guardian Funds in a manner consistent with GIS’s duties to investors in the Current Guardian Funds. In that regard, GIS noted that if it were to withdraw its assets and eliminate expense subsidies, many of the Current Guardian Funds (including the Guardian Fund) would no longer be economically viable, and liquidation would likely be the only realistic alternative. The Independent Trustees also considered that, although GIS was only in the beginning stages of any such evaluation, GIS had prepared pro forma financial information that showed the impact of the removal of GIS’s approximately 20% ownership in the Current Guardian Funds and the withdrawal of the expense subsidies that GIS currently provided the Current Guardian Funds.

•       GIS undertook to pay all the expenses associated with the Reorganization, including costs associated with the Board’s review of the proposal and the cost of obtaining insurance coverage for the Independent Trustees to provide coverage for them after the closing of the Reorganization.

•       Although only identified liabilities are to be transferred in the Reorganization, GIS agreed to assume all unidentified liabilities of the Guardian Fund that were not transferred in the Reorganization.

•       GIS will have a controlling ownership interest in RS Investments following the closing and GIS has the power to designate and/or approve a majority of the eight member board of RS Investments.

•       Although the Current RS Funds complex was subject to sanctions from the NYAG and the SEC in connection with the 2003 market timing scandal, the RS organization had retained a new compliance officer and had undertaken to undergo a bi-annual review by an independent compliance consultant and that the results of that compliance review were to be provided to the Current RS Funds Board.

•       That the investment performance of the funds in the Current RS Funds complex was generally very good and that following the Reorganization, shareholders would have an exchange privilege with the Current RS Funds.

•       That the Board of Trustees of the RS Funds, following the Reorganization, would comprise Current RS Funds Board members who had been overseeing the Current RS Funds during the period of the regulatory issues, but that two of the members of the Board of the Guardian Fund would be members of the RS Funds Board following the Reorganization. The Independent Trustees also

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considered that under the terms of the settlement with the SEC, any vote by an independent trustee of the RS Funds against any proposal is required to be disclosed in the next shareholders’ report along with the reason for the vote against the proposal.

•       That the Guardian Fund was proposed to be merged into the RS Fund, which had a very good performance record and had a lower expense ratio than the Guardian Fund.

The Board of Trustees concurred with the considerations and conclusions of the Independent Trustees and the Board of Trustees, including a majority of the Independent Trustees, approved the Reorganization at a meeting held on June 12, 2006.

The Board of Trustees of RS Investment Trust approved the Reorganization at a meeting held on May 24, 2006. A vote of shareholders of the RS Fund is not needed to approve the Reorganization.

Performance Information.

The charts and tables below provide some indication of the risk of investing in the Guardian Fund and the RS Fund, respectively, by showing changes in each Fund’s performance from year to year, and by comparing each Fund’s returns with those of a broad measure of market performance. The first bar chart shows changes in the Guardian Fund’s performance for Class A shares for each full calendar year since it was launched on February 3, 2003, but the returns do not reflect the impact of sales charges you pay when you buy shares. The second bar chart shows changes in the RS Fund’s performance for the past ten calendar years (for Class A shares), but the returns do not reflect the impact of sales charges you pay when you buy shares. If they did, the returns would be lower than those shown. The returns in the tables below reflect the impact of sales charges when you by shares. As a result, the returns in the tables are lower than the returns in the bar charts.

No Class K shares of the RS Fund are currently outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent the Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge but are subject to higher distribution fees. Class K shares are expected to have higher total annual fund operating expenses than Class A shares.

EACH FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN EITHER OF THE FUNDS. NEITHER THE GUARDIAN FUND NOR THE RS FUND MAY ACHIEVE ITS INVESTMENT OBJECTIVE. EACH OF THE FUNDS’ PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN. NO ASSURANCE CAN BE GIVEN THAT THE RS FUND WILL ACHIEVE ANY PARTICULAR LEVEL OF PERFORMANCE AFTER THE REORGANIZATION.

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The Guardian UBS Small Cap Value Fund (Class A)

For periods shown in bar chart:
Best quarter: Second Quarter 2004, 19.65%
Worst quarter: First Quarter 2005, -3.19%

RS Partners Fund (Class A)

For periods shown in bar chart:
Best quarter: Second Quarter 2003, 24.95%
Worst quarter: Third Quarter 1998, -23.37%

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The Guardian UBS Small Cap Value Fund

Average Annual Total Returns—For Periods Ended December 31, 2005

	1 Year	Since Inception (2/3/03)
Class A(1)
Return Before Taxes	-0.97%	17.19%
Return After Taxes on Distributions	-2.93%	14.35%
Return After Taxes on Distributions and Sale of Fund Shares	1.80%	13.85%
Class B	-0.02%	17.72%
Class C	1.99%	18.22%
Class K	2.56%	18.95%
Russell 2000® Value Index* (reflects no deduction for fees, expenses, or taxes)	4.71%	25.36%

       (1) After-tax returns are shown for Class A shares only and will vary for Class B, Class C, and Class K shares because these share classes have expenses that differ from those of Class A shares. After-tax returns are estimated based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown and are not relevant to investors who hold Guardian Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Guardian Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Guardian Fund shares.

                 * The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)  Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Guardian Fund, the index does not incur fees or expenses.

RS Partners Fund

Average Annual Total Returns—For Periods Ended December 31, 2005

	1 Year	5 Years	10 Years	Since Inception (7/12/95)
Class A°
Return Before Taxes†	6.62%	22.43%	16.49%	16.11%
Return After Taxes on Distributions†	2.66%	20.48%	15.16%	14.84%
Return After Taxes on Distributions and Sale of Fund Shares†	6.02%	18.96%	14.02%	13.90%
Russell 2000® Value Index* (reflects no deduction for fees, expenses, or taxes)	4.71%	13.55%	13.08%	13.31%

                    ° Returns have been adjusted to assume that current sales loads applicable to Class A shares were applicable during all periods.

                 † After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to

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investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                 * The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)  Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Guardian Fund or the RS Fund, the index does not incur fees or expenses.

It is expected that the RS Fund will be the accounting successor in the Reorganization; therefore, its performance would carry over to the combined Fund if the Reorganization occurs.

Federal Income Tax Consequences.

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Ropes & Gray LLP will deliver to the RS Fund and the Guardian Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

•       The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Guardian Fund and the RS Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•       Under Section 361 of the Code, no gain or loss will be recognized by the Guardian Fund upon the transfer of its assets to the RS Fund in exchange for RS Fund shares and the assumption by the RS Fund of the Guardian Fund’s identified liabilities, or upon the distribution of RS Fund shares by the Guardian Fund to its shareholders in liquidation;

•       Under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Guardian Fund on the distribution of RS Fund shares to them in exchange for their shares of the Guardian Fund;

•       Under Section 358 of the Code, the aggregate tax basis of the RS Fund shares that the Guardian Fund’s shareholders receive in exchange for their Guardian Fund shares will be the same as the aggregate tax basis of the Guardian Fund shares exchanged therefor;

•       Under Section 1223(1) of the Code, the Guardian Fund shareholder’s holding period for the RS Fund shares received pursuant to the applicable Agreement and Plan of Reorganization will be determined by including the holding period for the Guardian Fund shares exchanged therefor, provided that the shareholder held the Guardian Fund shares as a capital asset on the date of the exchange;

•       Under Section 1032 of the Code, no gain or loss will be recognized by the RS Fund upon receipt of the assets transferred to the RS Fund pursuant to the applicable Agreement and Plan of Reorganization in exchange for RS Fund shares and the assumption by the RS Fund of the identified liabilities of the Guardian Fund;

•       Under Section 362(b) of the Code, the RS Fund’s tax basis in the assets that the RS Fund receives from the Guardian Fund will be the same as the Guardian Fund’s tax basis in such assets immediately prior to such exchange;

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•       Under Section 1223(2) of the Code, the holding period in the shares of the RS Fund will include the holding period that existed in the Guardian Fund shares; and

•       Under Section 381 of the Code, the RS Fund will succeed to the capital loss carryovers of the Guardian Fund, if any, but the use by the RS Fund of any such capital loss carryovers (and of capital loss carryovers of the RS Fund) may be subject to limitations under Sections 382, 383, and 384 of the Code and the applicable Treasury Regulations thereunder.

The opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

A substantial portion of the portfolio assets of the Guardian Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Guardian Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, as reduced by any available capital losses, including in the form of carryforwards, will be distributed to the Guardian Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to such shareholders.

The opinion will be based on certain factual certifications made by officers of The Park Avenue Portfolio and RS Investment Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Reorganization, the Guardian Fund will, and the RS Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders.

The RS Fund’s ability to utilize the pre-Reorganization losses of the Guardian Fund to offset post-Reorganization gains of the combined Fund is expected to be limited as a result of the Reorganization due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined Fund will not be allowed to offset gains “built in” to either Fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in the Guardian Fund and the RS Fund at the time of the Reorganization. As a result, under certain circumstances, the Guardian Fund shareholders could receive taxable distributions earlier than they would if the Reorganization were not to have occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

Comparison of Service Providers.

GIS, located at 7 Hanover Square, New York, New York, 10004, is the investment adviser to the Guardian Fund. RS Investments, located at 388 Market Street, Suite 1700, San Francisco, CA  94111,

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serves as investment adviser to all the series of RS Investment Trust, including the RS Fund, and as administrator to the RS Fund.

The following table identifies certain of the service providers for the Guardian Fund and the RS Fund, after the proposed Reorganization.

	The Guardian Fund	The RS Fund
Distributor:	GIS	GIS
Transfer Agent:	Boston Financial Data Services	Boston Financial Data Services
Administrator:	GIS	RS Investments
Sub-Administrator:	N/A	PFPC, Inc.
Custodian:	State Street Bank and Trust Company	PFPC Trust Company
Independent Registered Public Accounting Firm:	Ernst & Young LLP	PricewaterhouseCoopers LLP

Additional information regarding the RS Fund’s service providers is available in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis as of May 31, 2006, (i) the capitalization of the Guardian Fund and the RS Fund, and (ii) the pro forma capitalization of the RS Fund, as adjusted giving effect to the proposed Reorganization:

	The Guardian UBS Small Cap Value Fund	RS Partners Fund	Pro Forma Adjustments		RS Partners Fund Pro Forma Combined*
Class A Shares
Net asset value	$13,190,255.42	$2,486,909,037.89	$20,548,655.30	(1)	$2,520,647,948.61
Shares outstanding	1,074,211.654	70,032,921.401	(124,102.725	)(1)	70,983,030.330
Net asset value per share	$12.28	$35.51	—		$35.51
Class B Shares
Net asset value	$10,456,219.41	—	$(10,456,219.41	)(1)	—
Shares outstanding	878,852.874	—	(878,852.874	)(1)	—
Net asset value per share	$11.90	—	—		—
Class C Shares
Net asset value	$10,092,435.89	—	$(10,092,435.89	)(1)	—
Shares outstanding	848,440.171	—	(848,440.171	)(1)	—
Net asset value per share	$11.90	—	—		—
Class K Shares
Net asset value	$11,991,557.93	—	—		$11,991,557.93
Shares outstanding	983,104.331	—	—		983,104.331
Net asset value per share	$12.20	—	—		$12.20

                 * Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

       (1) Class A, Class B and Class C shares of the Guardian Fund are exchanged for Class A shares of the RS Fund, based on the net asset value per share of the RS Fund’s Class A shares at the time of the Reorganization.

The capitalization of the Guardian Fund and the RS Fund, and consequently the pro forma capitalization of the RS Fund, is likely to be different at the effective time of the Reorganization as a result

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of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Guardian Fund and the RS Fund prior to the completion of the Reorganization.

Additional Information.

Additional information applicable to the RS Fund is located in Appendix B—Investment Objectives, Principal Investment Strategies, and Principal Investments of the RS Fund and Related Principal Risks and Appendix D—Information Applicable to the RS Fund. Information about the Guardian Fund is incorporated by reference from the Guardian Fund’s prospectus and statement of additional information, both dated May 1, 2006, as supplemented from time to time.

THE BOARD OF TRUSTEES OF THE PARK AVENUE PORTFOLIO RECOMMENDS THAT SHAREHOLDERS OF EACH CLASS OF SHARES OF THE GUARDIAN FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

III. VOTING INFORMATION.

Required Vote for the Proposal.

Approval of the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each class of shares of the Guardian Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each class of shares of the Guardian Fund or (2) 67% or more of each class of shares of the Guardian Fund present at a meeting if more than 50% of the outstanding shares of each class of shares of the Guardian Fund are represented at the Meeting in person or by proxy. A vote of shareholders of the RS Fund is not needed to approve the Reorganization.

If shareholders of each class of shares of the Guardian Fund do not approve the Reorganization, the Board of Trustees of The Park Avenue Portfolio may consider possible alternative arrangements in the best interests of the Guardian Fund and its shareholders.

Voting Information.

The Board of Trustees of The Park Avenue Portfolio has fixed the close of business on August 4, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone communication by officers of The Park Avenue Portfolio, or by regular employees of GIS, none of whom will receive compensation for their participation in the solicitation. GIS and RS Investments have retained at their own expense D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005 (“D.F. King”), to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $250. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs and solicitation of proxies, are borne by GIS and RS Investments.

Voting Process.

Shareholders can vote in any one of the following ways:

a.      By mail, by filling out and returning the enclosed proxy card;

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b.     By submitting their voting instructions via the Internet through a program provided by a third party vendor hired by GIS (please access the Internet address listed on your proxy card, and follow the instructions on the Internet site);

c.      By automated telephone service (call the toll-free number listed on your proxy card); or

d.     In person at the Meeting.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Guardian Fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, or (iv) by attending the Meeting and voting in person.

Shareholders of the Guardian Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs.

Neither the Guardian Fund nor the RS Fund will bear the costs of the Reorganization. GIS and RS Investments (or their affiliates) will be sharing the costs of the Reorganization between them.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the Proposal.

A majority of the shares of each class of shares of the Guardian Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of such class of shares of the Guardian Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of a negative vote on the Proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Distributor’s Address.

The address of the Guardian Fund’s distributor is Guardian Investor Services LLC, 7 Hanover Square, New York, New York 10004. GIS will also be the distributor of the RS Fund after the proposed Reorganization.

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Share Ownership.

The table below shows the number of issued and outstanding voting shares of the Guardian Fund as of August 4, 2006.

Fund	Class	Number of Shares Outstanding and Entitled to Vote
The Guardian UBS Small Cap Value Fund	Class A	1,084,760.230
	Class B	901,145.699
	Class C	869,675.601
	Class K	1,022,948.414

As of August 4, 2006, the Trustees and officers of the Guardian Fund owned less than one percent of the outstanding shares of any class of the Guardian Fund and the Trustees and officers of the RS Fund owned less than one percent of the outstanding shares of any class of the RS Fund. As of August 4, 2006, the following shareholders owned of record or beneficially five percent or more of any class of the Guardian Fund or the RS Fund:

The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004

Fund	Number of Shares Owned	% Record Ownership
The Guardian UBS Small Cap Value Fund, Class A Shares	856,575.31	78.96
The Guardian UBS Small Cap Value Fund, Class B Shares	858,240.410	95.24
The Guardian UBS Small Cap Value Fund, Class C Shares	858,328.343	98.70
The Guardian UBS Small Cap Value Fund, Class K Shares	856,727.887	83.75

Charles Schwab & Co. Inc.
Reinvest Account
Attn Mutual Funds Department
101 Montgomery St.
San Francisco, CA  94101-4122

Fund	Number of Shares Owned	% Record Ownership
RS Partners Fund, Class A Shares	15,434,501.37	22.04

National Financial Services Corp.
FBO The Exclusive Benefit of Our Customers
PO Box 3908
New York, NY  10008-3908

Fund	Number of Shares Owned	% Record Ownership
RS Partners Fund, Class A Shares	11,450,307.61	16.35

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Fidelity Investments  Institutional Operations Co. Inc.  (FIIOC)
As Agent Certain Employee Benefit Plan
100 Magellan Way #KW1C
Covington, KY  41015-1999

Fund	Number of Shares Owned	% Record Ownership
RS Partners Fund, Class A Shares	6,613,510.70	9.44

The Guardian Life Insurance Company of America has indicated that it intends to vote its shares in the Guardian Fund in favor of the Proposal.

Adjournments; Other Business.

If sufficient votes have not been received by the time of the Meeting to approve the Proposal in respect of the Guardian Fund, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment with respect to a Guardian Fund requires the affirmative vote of a majority of the total number of shares of the Guardian Fund that are present in person or by proxy, whether or not a quorum is present. With respect to any such adjournment or any other procedural matter, the persons named as proxies will vote at their discretion so as to facilitate the approval of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Guardian Fund intends to present or knows that others will present is the Proposal to approve the Agreement and Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of The Park Avenue Portfolio has previously received written contrary instructions from the shareholder entitled to vote the shares.

IV. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Additional information about the RS Fund is included in the Statement of Additional Information dated August 15, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the Commission under the Securities Act of 1933. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-800-221-3253.

Proxy material, reports, proxy and information statements, registration statements and other information filed by RS Investment Trust can be inspected and copied at the Commission’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 33 Arch Street, 23rd Floor, Boston, MA 02110; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

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Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of August 15, 2006, by and among RS Investment Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of RS Partners Fund (the “Acquiring Fund”), and The Park Avenue Portfolio, a Massachusetts business trust (the “Acquired Trust”), on behalf of The Guardian UBS Small Cap Value Fund (the “Acquired Fund”), and, for purposes of Sections 9.2 and 9.3 only, Guardian Investor Services LLC (“GIS”), and, for purposes of Section 9.2 only, RS Investment Management Co. LLC (“RSIM”). The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares (“Class A Acquisition Shares”) and Class K shares (“Class K Acquisition Shares” and, together with the Class A Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of the identified liabilities (as hereinafter defined) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of the Class A Acquisition Shares to the Class A, Class B, and Class C shareholders of the Acquired Fund pro rata within each such class, and the Class K Acquisition Shares pro rata to the Class K shareholders, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the identified liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and of each class of shareholders of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                              TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.                    Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)                        The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)                       In consideration therefor, the Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund (1) the number of Class A Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A, Class B, and Class C shares, less the amount of the identified liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2 (the “Class A, B and C Share Net Asset Value”), by (B) the net asset value of one Class A Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3, and (2) the number of Class K Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class K shares, less the amount of the identified liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Class K Acquisition Share, computed in the manner and as of the time and date set forth in Section 2.3, and (ii) assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in Section 2.4), in accordance with generally accepted accounting principles consistently applied from the prior audited period (the “identified liabilities”).  The Acquiring Fund shall assume only the identified liabilities and shall not assume any other liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund.  Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)                        Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the Acquiring Fund Shares received by it. Each Class A shareholder shall be entitled to receive that number of Class A Acquisition Shares equal to the total of (i) the number of Class A shares of the Acquired Fund (the “Class A Acquired Fund Shares”) held by such shareholder divided by the number of such Class A shares of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares distributable to Class A shareholders of the Acquired Fund. Each Class B shareholder shall be entitled to receive that number of Class A Acquisition Shares equal to the total of (i) the number of Class B shares of the Acquired Fund (the “Class B Acquired Fund Shares”) held by such shareholder divided by the number of such Class B Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares distributable to Class B shareholders of the Acquired Fund. Each Class C shareholder shall be entitled to receive that number of Class A Acquisition Shares equal to the total of (i) the number of Class C shares of the Acquired Fund (the “Class C Acquired Fund Shares”) held by such shareholder divided by the number of such Class C Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares distributable to Class C shareholders of the Acquired Fund. Each Class K shareholder shall be entitled to receive that number of Class K Acquisition Shares equal to the total of (i) the number of Class K shares of the Acquired Fund (the “Class K Acquired Fund Shares”) held by such shareholder divided by the number of such Class K Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class K Acquisition Shares. The number of Class A Acquisition Shares distributable to Class A shareholders of the Acquired Fund shall be determined by multiplying (i) the total number of Class A Acquisition Shares by (ii) the fraction of the Class A, B, and C Share Net Asset Value represented by the amount of the assets of the Acquired

Fund attributable to its Class A shares, less the amount of the identified liabilities of the Acquired Fund attributable to such shares. The number of Class A Acquisition Shares distributable to Class B shareholders of the Acquired Fund shall be determined by multiplying (i) the total number of Class A Acquisition Shares by (ii) the fraction of the Class A, B, and C Share Net Asset Value represented by the amount of the assets of the Acquired Fund attributable to its Class B shares, less the amount of the identified liabilities of the Acquired Fund attributable to such shares. The number of Class A Acquisition Shares distributable to Class C shareholders of the Acquired Fund shall be determined by multiplying (i) the total number of Class A Acquisition Shares by (ii) the fraction of the Class A, B, and C Share Net Asset Value represented by the amount of the assets of the Acquired Fund attributable to its Class C shares, less the amount of the identified liabilities of the Acquired Fund attributable to such shares.

1.2.                    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.                    As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute to its Class A, Class B and Class C shareholders of record the Class A Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1, and to its Class K shareholders of record the Class K Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective numbers of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.                    With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.                    As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. As promptly as practicable after the liquidation of the Acquired Fund and the liquidation of all other outstanding series of shares of the Acquired Trust, the Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust’s Declaration of Trust and Bylaws, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.                    Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.                              VALUATION

2.1.                    On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class A Acquisition Shares and Class K Acquisition Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.                    The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).

2.3.                    The net asset value of a Class A Acquisition Share or Class K Acquisition Share shall be the net asset value per Class A or Class K share, respectively, of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

2.4.                    The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.                    The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Class A Acquisition Shares received by it hereunder to its Class A, Class B, and Class C shareholders as contemplated by Section 1.1, and the Class K Acquisition Shares received by it hereunder to its Class K shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.                    The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.7.                    All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

3.                              CLOSING AND CLOSING DATE

3.1.                    The Closing Date shall be October 16, 2006, or at such other date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.                    The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to PFPC Trust Company as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “PFPC Trust Company custodian for RS Partners Fund.”

3.3.                    In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other parties.

3.4.                    At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata within each class of shares to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.                    At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.                              REPRESENTATIONS AND WARRANTIES

4.1.                    Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                        The Acquired Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)                       The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act.

(c)                        The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust’s Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)                       The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to any of the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                        At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)                          No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)                        The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended December 31, 2005, audited by Ernst & Young LLP, independent registered public accounting firm to the Acquired Fund, and, if available, the statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments at, as of and for the six months ended June 30, 2006, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since June 30, 2006. Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2006, whether or not incurred in the ordinary course of business.

(h)                       Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness. For purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(i)                          As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)                           The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)                       The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)                          The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into Class A, Class B, Class C, and Class K shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)                   The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(n)                       The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)                       The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(p)                       The information relating to the Acquired Trust and the Acquired Fund furnished by the Acquired Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)                       As of the date of this Agreement, the Acquired Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquired Trust or the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)                         There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(s)                         No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(t)                          As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of December 31, 2005, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2005, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)                       The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v)                        To the best of the Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.                    Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)                        The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)                       The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of this Agreement and Declaration of Trust of the Acquiring Trust and the 1940 Act.

(c)                        The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)                       The Acquiring Fund Prospectus conforms, and when amended to reflect Class K shares will conform, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                        No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)                          The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for the fiscal year ended December 31, 2005, audited by PricewaterhouseCoopers LLP, independent registered public accounting firm to the Acquiring Fund, and, if available, the statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments at, as of and for the six months ended June 30, 2006, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2006.

(g)                        Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For purposes of this subparagraph (g), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(h)                       The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed in writing to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(i)                          The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into Class A and Class K shares having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(j)                           The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)                       The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)                          As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)                   There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)                       The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)                       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.                              COVENANTS OF THE PARTIES.

5.1.                    The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions.

5.2.       The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its identified liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.                    In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Acquiring Trust, with the assistance of the Acquired Trust, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.                    Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Acquired Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.                    As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Trust or the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Ernst & Young LLP and certified by the Acquired Trust’s President and Treasurer.

5.6.                    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.                    The Acquired Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.                              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.                    The Acquired Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Acquired Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.                    The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Acquired Trust’s President

(or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2005.

6.3.                    The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust’s Agreement and Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4.                    All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.                    The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.                    Prior to the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for its taxable year ended December 31, 2005 and the short taxable year beginning January 1, 2006 and ending on the Closing Date (computed without regard to any deduction for dividends paid), and all of the Acquired Fund’s net capital gain realized in its taxable year ended December 31, 2005 and the short taxable year beginning on January 1, 2006 and ending on the Closing Date (after reduction for any capital loss carryover).

6.8.       The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.9.                    The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s  transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.10.             All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited

(or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.11.             The Acquiring Fund shall have received a favorable opinion of Willkie Farr & Gallagher LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, which opinion shall rely on a separate opinion of local counsel to the extent it relates to the laws of The Commonwealth of Massachusetts, to the following effect:

(a)                        The Acquired Trust has been formed and is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of The Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquired Fund is a separate series thereof duly established in accordance with the Declaration of Trust and Bylaws of the Acquired Trust and applicable law.

(b)                       This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                        The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d)                       The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust’s Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound.

(e)                        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(f)                          Such counsel does not know of any legal or governmental proceedings relating to the Acquired Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)                        The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

7.                              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.                    The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.                    The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the identified liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.                    All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.                    The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)                        The Acquiring Trust has been formed and is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Declaration of Trust and the Bylaws of the Trust and applicable law.

(b)                       This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)                        The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust’s Agreement and Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(d)                       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)                        Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)                          The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(g)                        Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable Class A and Class K shares of beneficial interest in the Acquiring Fund.

(h)                       The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.                              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.                    This Agreement shall have been approved by a majority of the outstanding shares of the Acquired Fund in the manner required by the Acquired Trust’s Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.                    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.                    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.                    The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.                    The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.                    The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)                        The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the identified liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)                       No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)                        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the identified liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)                       The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)                        The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)                          No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)                        The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)                       An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)                          The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.7.                    At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.                              BROKERAGE FEES; EXPENSES; UNIDENTIFIED LIABILITIES.

9.1.                    Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.                    GIS and RSIM agree to assume and to pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

9.3.                    GIS agrees to assume all liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not assumed by the Acquiring Fund as identified liabilities under Section 1.1(b) of this Agreement.

10.                       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.             This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.             The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 9, 14 and 15.

11.                       TERMINATION

11.1.             This Agreement may be terminated by the mutual agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.             In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)                        With respect to a termination by the Acquired Trust, of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by the Acquired Trust or Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Trust or the Acquired Fund at or prior to the Closing Date;

(b)                       A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)                        Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.             If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.

11.4.             In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.                       TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.                       AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.                       NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Trust or the Acquired Fund at 7 Hanover Square, New York, New York 10004, Attn: [      ] or the Acquiring Trust or the Acquiring Fund at 388 Market Street, Suite 1700, San Francisco, California 94111, Attn: Terry R. Otton, President.

15.                       MISCELLANEOUS.

15.1.             The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.             This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.             This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.             This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.             All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.             A copy of the Acquired Trust’s Amended and Restated Agreement and Declaration of Trust dated January 8, 1993, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7.             A copy of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust dated March 13, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

RS INVESTMENT TRUST
On behalf of RS Partners Fund
By:
Name: Terry R. Otton
Title: President
THE PARK AVENUE PORTFOLIO
On behalf of The Guardian UBS Small Cap Value Fund
By:
Name: Thomas G. Sorell
Title: President
For purposes of Section 9.2 only:
RS INVESTMENT MANAGEMENT CO. LLC
By:
Name: Terry R. Otton
Title: Chief Executive Officer
For purposes of Sections 9.2 and 9.3 only:
GUARDIAN INVESTOR SERVICES LLC
By:
Name: Bruce C. Long
Title: President

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APPENDIX B

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL INVESTMENTS OF THE RS FUND AND RELATED PRINCIPAL RISKS

This Appendix B contains information regarding the RS Fund.  Part I contains a summary of the investment objective, principal investment strategies, and principal investments of the RS Fund and Part II contains a more detailed summary of the principal risks relating to an investment in the RS Fund.

I.                   Summary of Investment Objective, Principal Investment Strategies, and Principal Investments of the RS Fund

Investment Objective:   The Fund’s investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

Principal Investment Strategies:   The Fund invests principally in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

•       performing fundamental research focusing on business analysis;

•       observing how management allocates capital;

•       striving to understand the unit economics of the business of the company;

•       studying the cash flow rate of return on capital employed;

•       discerning the sources and uses of cash;

•       considering how management is compensated;

•       asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes doing so may benefit the Fund, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments:   The Fund invests principally in equity securities. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

II.              Summary Description of Principal Risks

You could lose some or all of your investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Cash Position Risk   The Fund may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time. The Fund’s investment adviser or sub-adviser, as applicable, will determine the amount of the Fund’s assets to be held in cash or cash equivalents in its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Debt Securities Risk   Fixed income securities and other income-producing securities are obligations of their issuers to make payments of principal and/or interest on future dates. Income producing securities may also include preferred stocks, instruments with characteristics of both equity and debt instruments (such as convertible preferred stocks or equity-linked notes), or interests in income-producing trusts, such as income or royalty trusts. As interest rates rise, the values of the Fund’s debt securities or other income-producing investments are likely to fall. This risk is generally greater for obligations with longer maturities. Debt securities and other income-producing securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. This risk is particularly pronounced for lower-quality, high yielding debt securities. Lower-rated debt securities (commonly called “junk bonds”) are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of the Fund’s investments in such securities may be in default. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Equity Securities Risk   The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s portfolio managers view as unfavorable for equity securities.

The Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that each of the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that the Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to them. For example, the Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of that Fund. (In a case described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such the Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on the Fund’s investment performance. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs.

Foreign Securities Risk   Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of the Fund’s investments in certain foreign countries. The Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Investment Style Risk   Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk   Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility, or periods of unusually high and unanticipated levels of redemptions, the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value.

Natural Resources Investment Risk   Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Nondiversification Risk   The Fund is not “diversified” within the meaning of the Investment Company Act of 1940 and therefore are able to invest their assets in a more limited number of issuers than a diversified fund. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it were a diversified fund investing in a larger number of issuers.

Overweighting Risk   Overweighting investments in certain sectors or industries increases the risk that the Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Small or Midsized Companies Risk   Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Fund’s investment adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk   If the Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described above, the Fund may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus/Proxy Statement does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Convertible Securities Risk   Convertible securities include corporate bonds, debentures, notes, or preferred stocks that can be exchanged for common stock or other equity securities of the same or a different issuer. As a result, convertible securities are subject to the general risks of investing in debt securities and also to the risks of investment in equity securities.

Repurchase Agreements   The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Defensive Strategies   At times, RS Investments may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Risk of Substantial Redemptions   If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly in order to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value per share; in addition, a substantial reduction in the size of the Fund may make it difficult for RS Investments to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

APPENDIX C

The following highlights the differences in each Fund’s fundamental investment restrictions. For purposes of this discussion, a “fundamental” investment restriction is one that may not be changed without a shareholder vote.

Guardian Fund	RS Fund
Diversification

The Fund may not make any purchase that would result in the Fund ceasing to be “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable rules thereunder and any orders or interpretations of the Securities and Exchange Commission (“1940 Act, rules and orders”).

The Fund may not, as to 50% of its total assets, purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.

Concentration

The Fund may not purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.
Borrowing
The Fund may not borrow money, except to the extent permitted by the 1940 Act, rules and orders.

The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

Note:   The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Senior Securities
The Fund may not issue any senior securities except as permitted by the 1940 Act, rules and orders.

The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

Real Estate

The Fund may not purchase or sell real estate, although the Fund may (a) purchase and sell securities of issuers that deal in real estate, (b) purchase and sell securities that represent interests in real estate and (c) acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.

Note:   For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.

Commodities

The Fund may not purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or the Statement of Additional Information at the time.

Underwriting

The Fund may not engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.

The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Lending

The Fund may not make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

The Fund may not make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

In addition to the fundamental investment restrictions discussed above, the RS Fund may not invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). This policy may be changed without shareholder approval.

In addition to the fundamental investment restrictions discussed above, the Guardian Fund is subject to the following non-fundamental policies to which the RS Fund is not subject. The Guardian Fund may not:

1.                 Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

2.                 Invest in the securities of any company for the purpose of exercising control or management.

3.                 Purchase the securities of any other investment company, except in accordance with the 1940 Act, rules, and orders.

4.                 Purchase securities on margin or make any short sales of securities, except as permitted by applicable law.

5.                 Pledge, mortgage or hypothecate the Fund’s assets, except as permitted by applicable law.

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APPENDIX D

INFORMATION APPLICABLE TO THE RS FUND

RS Investment Management L.P. (“RSIM, L.P.”) a Delaware limited partnership, 388 Market Street, Suite 1700, San Francisco, CA 94111, is currently the investment adviser for the Fund. RSIM L.P. or its investment advisory affiliates have been managing mutual fund investments since 1987.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), has agreed to acquire approximately 65% of the ownership interest in RS Investment Management Co. LLC (“RSIM Co.”), the parent company of RSIM, L.P. Unless the context otherwise requires, RSIM, L.P. and RSIM Co. are referred to in this Appendix D as “RS Investments.” RS Investments does not anticipate that Guardian’s acquisition of that interest will result in any change in the personnel engaged in the management of any of the Fund or in the investment objective or policies of the Fund. The Fund’s investment advisory agreement with RSIM, L.P. will terminate upon the consummation of the acquisition. A new investment advisory agreement, pursuant to which RSIM Co. would serve as the investment adviser to the Fund after the acquisition, is subject to approval by the shareholders of the Fund.

The following discussion relates to the new advisory agreement between RSIM Co. and the Fund, which will take effect upon approval by Fund shareholders and consummation of the acquisition.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. The Trust pays all expenses not assumed by RS Investments, including, among other things: Trustees’ fees; auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses; and payments under the Fund’s Distribution Plan.

RS Investments places all orders for purchases and sales of the Fund’s investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than the Fund.

RS Investments manages other accounts with investment objectives and policies similar to those of the Fund, which pay fees at rates lower than the fees paid by the Funds.

Advisory Fees (as a percentage of the Fund’s average net assets)

Advisory Fees Paid(1)	Current Contractual Rate
0.96%	1.00%

       (1) Advisory Fees Paid reflects the effects of any expense limitations and fee waivers in effect during the year.

A discussion regarding the bases for the Board of Trustee’s approval of the Fund’s investment advisory contract is available in the Fund’s shareholder report for the period in which the approval occurred.

Administrative Services   Upon consummation of the acquisition described above, RS Investments will provide administrative services to the Fund pursuant to the investment advisory agreement with the Fund.

Legal Matters   On October 6, 2004, RSIM, L.P. entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RS Investments consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments will pay disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of the Fund in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain series of the Trust. in the aggregate amount of approximately $5 million over a period of five years. These reductions are reflected in the table entitled “Fees and Expenses”. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, not to serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he is chairman) for twelve months.

Steven M. Cohen, the former treasurer of the Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RS Investments and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RS Investments neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RS Investments, and not the RS Funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint includes RS Investments, the Trust, and certain current or former Trustees, sub-advisers, employees, and officers of the Trust or RS Investments as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that Fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Fund and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 26(b) and 48(a) of the Investment Company Act of 1940. While initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Fund, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Portfolio Managers

Andrew P. Pilara, Jr. has managed the RS Partners Fund since its inception. He also has managed the RS Global Natural Resources Fund, and the RS Investors Fund since their inceptions. Mr. Pilara has been responsible for the management of the RS Value Fund since January 2001, and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

David J. Kelley has been a co-portfolio manager of the RS Partners Fund since January 2004. He also has been co-portfolio manager of the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph A. Wolf has been a co-portfolio manager of the RS Partners Fund since January 2004. He also has been co-portfolio manager of the RS Value Fund since January 2004 and of the RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information relating to this Prospectus/Proxy Statement provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund.

Additional Information regarding share classes

Class A and Class K shares of the Fund are offered in this Prospectus/Proxy Statement. For each class, expenses and sales charges vary.

Expenses You Pay Directly   There is a one-time charge that you may pay upon either purchase or sale of Class A shares of the Fund. At purchase it is called an initial (or “front-end”) sales charge; at sale, a deferred (or “back-end”) sales charge. These charges provide compensation to Guardian Investor Services LLC (“GIS”), the Fund’s principal underwriter in connection with the sale of the Fund’s shares to you. It does not cover any fee your broker or agent may charge you for helping you buy the Fund.

Expenses You Pay Through the Fund   The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing, administrative expenses, and fees and expenses of Trustees.

The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of the Fund’s expenses in this Prospectus/Proxy Statement. You should also consider the effects of any available sales charge waivers.

	Minimum Initial/Subsequent Purchase Amount		Maximum Purchase Amount	Maximum Initial Sales Charge		Maximum CDSC(3)		Annual 12b-1 Fee
Class A	$5,000/$100	(1)	None	4.75	%(2)	None	(4)	0.25%
Class K	$1,000/None		None	None		None		0.65%

       (1) A $1,000 minimum initial purchase amount applies for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. The Trust or RS Investments, in the sole discretion of either, may waive the minimum purchase amounts. A $25 minimum initial and subsequent purchase amount applies for Payroll Deduction Accounts.

       (2) As discussed below, initial sales charges with respect to sales of Class A shares may be waived in certain circumstances.

       (3) The CDSC is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the CDSC.

       (4) A CDSC of 1.00% applies to purchases of $1 million or more of Class A shares if those shares are sold within 18 months of purchase, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. Please see the Statement of Additional Information for details.

The minimum purchase amount may be waived by GIS (as distributor), RS Investments, or the Trust for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. The Trust or RS Investments may change or waive the minimum purchase amounts at any time, or from time to time, in its discretion.

RS Investments and the Trust each reserve the right to redeem shares in any account with a value of less than $2,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment to meet the minimum balance before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

Class A Shares

When you buy Class A shares, you pay a sales charge at the time of your purchase which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are also subject to a 12b-1 fee. You may qualify for a reduction of the initial sales charge based on the amount you invest, or you may be eligible to have the initial sales charge waived under certain circumstances. Please see the table below for details.

Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Commission as a % of Offering Price	Commission to Dealers as a % of Offering Price(2)
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more(1)	None	None	None	None

       (1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge whatsoever. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a deferred sales charge of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

       (2) RS Investments may pay special compensation from time to time.

You may also qualify for a reduced sales charge through the Rights of Accumulation program and through investment by Letter of Intent. Information about sales charge discounts is also available free of charge on the Fund’s website, www.rsinvestments.com.

Distribution Arrangements and Rule 12b-1 Fees—Class A shares   To compensate GIS for services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Fund makes payments to GIS for amounts attributable to Class A shares under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of 0.25% for Class A shares. Because Rule 12b-1 fees are paid out of Class A assets, all shareholders of that class share in that expense; however because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

In addition to payments under the Plans, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments performs certain services and incurs certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares. GIS pays out of the amounts it receives from the Fund pursuant to the Plan or as reimbursements from the Fund any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated on a pari passu basis between RS Investments and GIS.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payment will, first, be paid to GIS and RS Investments on a pari passu basis, and then to RS Investments.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Fund. In some cases, the compensation may be paid at higher annual rates of up to 0.45% of an intermediary’s clients’ assets in the Fund; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

RS Investments or GIS, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and RS Investments, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund may pay distribution fees and other amounts described above at a time when shares of that Fund are unavailable for purchase.

Rights of Accumulation—Class A Shares   To reduce your initial sales charge, you can combine Class A purchases with your current Fund holdings. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales charge. As a result, only Class A shares may be included unless the sales charges have been waived. Simply notify us or Boston Financial Data Services, the Fund’s transfer agent (“BFDS”), that your purchase will qualify for a reduction in the sales charge and provide the names and account numbers of the family members whose holdings are to be included.

Investment By Letter of Intent—Class A Shares   An investor who intends to invest $100,000 or more over a 13-month period can reduce the initial sales charge on each intended purchase of Class A shares by completing the letter of intent information on the application or the Shareholder Privilege form. The sales charge for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales charge or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

If you complete a letter of intent within 90 days of a prior purchase of the Fund that purchase may be included under the letter of intent. In this case, an appropriate adjustment, if any, will be made for any sales charge you paid in connection with the prior purchase, based on the current net asset value (“NAV”).

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to assure payment of additional sales charges if the intended purchases are not made and the shareholder fails to pay the additional sales charge within 20 days after BFDS requests payment.

Class A share purchases are available without initial or deferred sales charge to:

•       certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans;

•       existing shareholders of any Current RS Fund on or prior to October 6, 2006 who may make future purchases without initial or deferred sales charges through the accounts in which these shares are currently held;

•       RS Investments and The Guardian Life Insurance Company of America (“Guardian Life”), their subsidiaries, or any of their separate accounts;

•       present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, Guardian Life or their subsidiaries;

•       directors, trustees, or officers of any open-end investment management company within the RS Investments fund complex;

•       trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments employees and officers or Guardian Life employees and officers named above;

•       present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with GIS;

•       spouses, parents, siblings, children, and grandchildren of the individuals named above;

•       qualified retirement plans that invest $3 million in plan assets;

•       direct rollovers into a RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust; and

•       any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales charge. However, a deferred sales charge will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.

Class K Shares

Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP or SARSEP plan). An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class K shares of the Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus/Proxy Statement do not apply to Class K shares.

Class K shares are subject to a 12b-1 fee (up to 0.65%) which is greater than the 12b-1 fee associated with Class A shares (0.25%). This means that you could pay more in 12b-1 fees over time than the initial or deferred sales charges you would have paid if you had purchased Class A shares. Your purchase or sale of Class K shares is not subject to a sales charge.

Distribution Arrangements and Rule 12b-1 Fees—Class K Shares   To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Fund makes payments to GIS for amounts attributable to Class K shares under the Plan. The Plan is a compensation plan that provides for payments at an annual rate (based on average daily net assets) of up to 0.65% for Class K shares.

In addition to payments under the Plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholder and include, for example, pension plan administrators.

Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Fund. In some cases, the compensation may be paid at higher annual rates of up to 0.45% of an intermediary’s clients’ assets in the Fund; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

RS Investments or GIS, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and RS Investments, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For example, the higher Rule 12b-1 fees for Class K shares may cost you more over time than paying the initial sales charge for Class A shares.

The Fund may pay distribution fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

How Shares Are Priced

The Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) each day the Exchange is open. The Fund values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The Fund values all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund will not price its shares on days when the NYSE is closed.

All assets and liabilities of the Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of the Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. The Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on days when the NYSE is open, the values of the Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

How to Purchase Shares

The Fund is intended as a long-term investment vehicle and is not intended for short-term trading. Please refer to “Frequent Purchases and Redemptions” for more information.

To buy shares of the Fund, you will need:

•       payment for the purchase where applicable

•       instructions for your investment

•       a properly completed Trust application.

Your first purchase must be made through registered representatives of broker-dealer firms who are authorized to sell our Fund, or other institutions who are authorized to sell our Fund.

A registered representative is an employee of a broker-dealer who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

RS Investments may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of the Fund, and other financial institutions for administrative and/or marketing services. Broker-dealers may impose a transaction fee (also called a “processing” or “service” fee) for purchases or sales of Fund shares. This fee is in addition to the sales charge and other charges imposed by the Fund, as described in this Prospectus/Proxy Statement.

You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, BFDS (1-800-766-FUND).

You may make your investments by mail, online, by wire transfer, or by telephone as described below.

•       By Mail   If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Money orders or third-party checks endorsed to us will not be accepted. Certain bank checks will be accepted. RS Investments and the Fund reserves the right to reject any purchase order and to suspend the offering of the Fund’s shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

•       Online   If you are already a customer, you can place an order with us over the Internet at www.rsinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999. In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price first set after funds are received (normally within two business days of the order).

•       By Wire   You can make a purchase by wire through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The minimum wire purchase is $1,000 and must be sent to the following address:

State Street Bank and Trust Company

ABA Routing Number 0110-000-28

Boston, MA 02101

Attention: RS Investments A/C 9904-713-6

Name of your Fund:

Account of: (your name)

Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds. All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company and ExpertPlan, Inc. are made through payroll deduction or employer contribution.

•       By Telephone   You or your registered representative can place an order with us by phone by calling 1-800-766-FUND between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a phone order will be the public offering price first set after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have appointed several authorized broker-dealers to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.

Other Information About Purchasing Shares

Other than as described in the Prospectus/Proxy Statement, the Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. This limitation will preclude some existing shareholders of the Fund from making additional investments in the Fund. Contact RS Investments for more information. In addition, the Fund is offered to employees of RS Investments and its affiliates and their family members and to Trustees of the Trust and their family members with the front-end load waived. The Trust or RS Investments may in their discretion impose additional limitations on the sale of shares of the Fund or any other Fund at any time and may waive or eliminate any limitation at any time without notice.

All purchases of the Fund’s shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify the Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the net asset value next determined after the purchase is accepted. (See “How Shares Are Priced” on page D-9.) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day’s close of regular trading may be effected nevertheless at the net asset value determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by the Fund before the close of the NYSE, normally 4:00 p.m. Eastern Time. No share certificates will be issued in connection with the sale of Fund shares.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents (i.e., money orders, cashier’s checks, bank drafts, and travelers’ checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Fund or BFDS. The Fund can redeem shares to reimburse itself or BFDS for any such loss.

The Trust reserves the right, in its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to the Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting the Fund. See “Frequent Purchases and Redemptions” on page D-16.

The Fund, RS Investments, or GIS, the Fund’s distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Fund.

The Fund’s shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund’s investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell in good order. Any deferred sales charge will be deducted from the proceeds of the sale or you are deemed to have authorized us to sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire. Those shares that are held in qualified plan accounts may be sold only by written request.

Normally, we will send payment within three business days from when we receive your request to sell, and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days, as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of the Fund’s securities is impractical, or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of the Fund’s net assets at the beginning of the period. Should redemptions by any shareholder of the Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open by following one of the procedures explained below.

•       By Mail   If you wish, you can send us a written request to sell your shares. If you have been issued certificates for the shares you are selling, you must include them and be sure that you have endorsed them. If you are sending your request to sell shares by regular U.S. mail, use the following address:

Boston Financial Data Services
(name of Fund)
P.O. Box 219717
Kansas City, MO 64121-9717

If you are using registered, certified, or express mail, use this address:

Boston Financial Data Services
(name of Fund)
330 West 9th Street, First Floor
Kansas City, MO 64105-1514

For SIMPLE IRAs where State Street Bank and Trust Company is custodian:

Regular U.S. mail:

RS Investments—SIMPLE IRA Administration
c/o Defined Contribution Services
P.O. Box 8397
Boston, MA 02266

For qualified retirement plans administered by State Street Bank and Trust Company:

Regular U.S. mail:

RS Investments—401(k) Administration
c/o Defined Contribution Services
P.O. Box 8396
Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company, via certified, registered or overnight mail:

RS Investments
c/o BFDS-Defined Contribution Services
500 Victory Road
Quincy, MA 02171

For qualified plans administered by ExpertPlan, Inc.:

Regular U.S. mail:

MCB Trust Services
Attn: TPA #000111
P.O. Box 46546
Denver, CO 80201

Certified registered or overnight mail:

MCB Trust Services
Attn: TPA #000111
700 17th Street
Suite 300
Denver, CO 80202

Under certain circumstances, your written request must be accompanied by a signature guarantee, in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, partnership, agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

Generally, you will need a signature guarantee if your request is for $50,000 or more, the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, or you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

•       By Telephone   To redeem shares for less than $50,000, you may call 1-800-766-FUND between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 1-866-727-7675. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 1-866-727-4015. Participants in qualified retirement plans administered though ExpertPlan, Inc. may call 1-866-468-4015. Requests received after 4:00 p.m. Eastern time on any business day will be processed on the next business day.

You will automatically be authorized to sell shares by telephone, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us, unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon 7 days’ notice to shareholders.

•       Online   To redeem shares for less than $50,000, you may use our Internet site, www.rsinvestments.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may also use www.guardianinvestor.com. Participants in a qualified plan administered through ExpertPlan, Inc. may use www.guardianinvestor.com. Requests received after 4:00 p.m. Eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

•       By Wire   We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). The minimum amount for this service is the entire balance of your Fund account. Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds.

•       Autosell   The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling BFDS at 1-800-766-FUND and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as your names appear on BFDS’s records, along with a voided check BFDS at P.O. Box 219717, Kansas City, MO 64121-9717.

Repurchases by Broker-Dealer Firms   Broker-dealers who sell our shares are authorized to buy back shares from you if you wish to sell. The share price you receive is the next price calculated after the broker-dealer receives your request. The broker-dealers may charge a fee for repurchases. A broker-dealer’s offer to repurchase may be suspended or discontinued at any time.

Reinstatement Privilege   If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class K shares will receive pro rata credit for any deferred sales charge paid in connection with the redemption of those shares. You must contact BFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares. This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company or ExpertPlan, Inc.

Exchanges

Shares of any class of the Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. Shareholders who received Class B or Class C shares of a RS Fund in connection with the reorganization of the series of The Park Avenue Portfolio into series of the Trust may exchange such Class B or Class C shares for Class A shares of an RS Fund, until such time the RS Fund offers Class B or Class C shares, as applicable.

Should you sell your shares at any point after an exchange, any deferred sales charge will be calculated from the date of the initial purchase, not the date of exchange. FOR FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $500 and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

Exchanges are subject to the limitations on frequent and short-term trading described in “Frequent Purchases and Redemptions” below.

Exchange privileges may be terminated, modified, or suspended by the Fund upon 60 days’ prior notice to shareholders.

Frequent Purchases and Redemptions

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by Fund shareholders. The Fund discourages, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of the Fund’s shares to the extent the Trust or RS Investments believes that such trading is harmful to the Fund’s shareholders, although the Fund will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market-timing activity in the Fund.

The Trust reserves the right, in its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to the Fund or is excessively frequent). Shareholders who sell or exchange shares held for 90 days or less, or other persons that RS Investments believes may be engaged in activity harmful to the Fund or its shareholders, may, in RS Investments’ or the Trust’s sole discretion, be restricted for any period, or permanently, from investing in the Fund. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Fund’s automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent-trading restrictions.

The ability of RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based-program sponsor maintains the record of the Fund’s underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting the Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Fund employ fair valuation procedures intended to reduce that risk.

Special Purchase and Sale Plans

Special purchase and sale plans we offer for the Fund are briefly described below. If you would like more information about them, please call us at 1-800-766-FUND. We reserve the right to modify, end, or charge for these plans at any time. These programs do not assure a profit or prevent any loss in your Fund investment.

•       Automatic Investment Plan   If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in the Fund. You must make an initial investment of at least $50 in the Fund. Thereafter, the minimum investment is $100. You must invest at least $1,000 in each 12-month period. In order to participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

•       Automatic Withdrawal Plan   If you own at least $1,000 worth of shares in the Fund, you can arrange to withdraw a specific amount monthly, quarterly, semi-annually, or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

You can use the automatic withdrawal plan in conjunction with the Premium Payment Program to pay premiums for Guardian Life and GIAC insurance policies. Under this plan, enough shares are withdrawn from your Fund account(s) in time to send a check in the mail or wire the money to a pre-designated bank account. (The receiving bank must be a member of the Automatic Clearing House.)

It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales charges. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

•       Dollar Cost Averaging   You can arrange to have amounts of $100 or more automatically exchanged among our funds on a monthly or quarterly basis. Shares must be of the same class and (1) you must have a minimum balance of $2,000 in both the originating and receiving Funds, or (2) you must have a minimum balance of $5,000 in the originating fund. This type of periodic investing does not guarantee a profit or protect you against loss in a declining market. Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

Dividends and Distributions

The Fund distributes substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

•       reinvest your distributions in additional shares of your Fund; or

•       receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days’ prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company   The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid imposition of excise taxes. The Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although from time to time the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.

Taxes on Dividends and Distributions   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions to you are taxable even if they are paid from income or gains earned by the Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by each of the Fund for the preceding year.

Taxes When You Sell or Exchange Your Shares   Any gains resulting from the sale or exchange of your shares (including an exchange for shares of another fund) in the Fund will also generally be subject to federal income tax as capital gains.

Foreign Investments   The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investments in foreign securities and foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Consult Your Tax Adviser About Other Possible Tax Consequences   This is a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

Disclosure of Portfolio Holdings

The Fund has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information relating to this Prospectus/Proxy Statement. In addition, by clicking on “Quarterly Holdings” and “Statistical Summary by Fund” on RS Investments’ Web  site, the following information is generally available to you:

Information	Approximate Date of Posting to Web site
The Fund’s top 10 securities holdings and other portfolio statistics as of each quarter’s end	15 days after quarter end
The Fund’s full securities holdings as of each quarter’s end	30 days after quarter end

The Fund or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

IMPACT ON RETURNS

EXAMPLE   This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns.

The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses for the first year are the same as those shown in the Prospectus/Proxy Statement under “Net Expenses” and for all subsequent years are the same as those shown in the Prospectus/Proxy Statement under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and costs (the “Expenses”) associated with your investment and (2) the difference (the

“Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A shares Expenses	$625	$157	$163	$168	$174	$180	$186	$192	$199	$205	$2,249
Impact on Return	$649	$190	$205	$220	$237	$255	$274	$294	$315	$337	$2,975
Class K shares Expenses	$671	$202	$208	$214	$220	$227	$233	$240	$247	$254	$2,716
Impact on Return	$695	$237	$254	$273	$293	$314	$337	$360	$385	$412	$3,560

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the financial performance of the Class A shares of the Fund for the past five fiscal years. Information regarding Class K shares is not provided because such shares were not offered prior to the date of this Prospectus/Proxy Statement. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). All outstanding shares have been designated “Class A” shares. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report and incorporated by reference into this Prospectus/Proxy Statement; the annual report is available upon request, or online at www.rsinvestments.com.

	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01
Net asset value, beginning of period	$34.77	$27.70	$17.82	$17.67	$15.72
Net investment income/(loss)	—	(0.14)	0.06	(0.11)	0.04
Net realized and unrealized gain/(loss)	4.17	8.89	11.54	0.33	2.57
Total Operations	4.17	8.75	11.60	0.22	2.61
Distributions from net investment income	—	—	(0.02)	—	—
Distributions from net realized capital gains	(5.93)	(1.68)	(1.70)	(0.07)	(0.66)
Total Distributions	(5.93)	(1.68)	(1.72)	(0.07)	(0.66)
Net asset value, end of period	$33.01	$34.77	$27.70	$17.82	$17.67
Total Return	11.94%	31.81%	65.63%	1.23%	16.72%
Net assets, end of period (thousands)	$2,164,407	$2,044,457	$852,615	$113,467	$71,567
Net ratio of expenses to average net assets	1.48%	1.49%	1.54%	1.88%	1.88%
Gross ratio of expenses to average net assets	1.52%	1.64%	1.60%	1.97%	2.04%
Net ratio of net investment income/(loss) to average net assets	—%	(0.59)%	0.27%	(0.90)%	(0.07)%
Gross ratio of net investment income/(loss) to average net assets	(0.04)%	(0.74)%	0.21%	(0.99)%	(0.23)%
Portfolio turnover rate	77%	108%	97%	166%	198%

Per-share data has been determined by using the average number of shares outstanding throughout the period.

Distributions reflect actual per-share amounts distributed for the period.

APPENDIX E

Comparison of Organizational Documents

As a series of The Park Avenue Portfolio, a Massachusetts business trust, the Guardian Fund is subject to the provisions of The Park Avenue Portfolio’s Amended and Restated Declaration of Trust and Bylaws. As a series of RS Investment Trust, a Massachusetts business trust, the RS Fund is subject to the provisions of RS Investment Trust’s Amended and Restated Agreement and Declaration of Trust and Bylaws. For convenience, declarations of trust and bylaws shall be referred to below generally as “Charter Documents.” The provisions of The Park Avenue Portfolio’s and RS Investment Trust’s Charter Documents generally are similar, but differ in some respects.

The following are summaries of a number of the significant differences between The Park Avenue Portfolio’s Charter Documents, on the one hand, and RS Investment Trust’s Charter Documents, on the other. For additional information regarding all of the differences, shareholders should refer directly to the Fund’s organizational documents, copies of which may be obtained by contacting the applicable Fund at its address or toll-free telephone number listed on the cover of this Prospectus/Proxy Statement.

Comparison of The Park Avenue Portfolio Charter Documents to RS Investment Trust Charter Documents.

Removal of Trustees.   The Park Avenue Portfolio Declaration of Trust provides that a Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; however, a Trustee who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees. In addition, a Trustee may be removed at any special meeting of the Trust (see “Shareholder Meetings” below for information regarding shareholders’ rights to request that a special meeting be called) by a vote of more than fifty percent of the outstanding shares of the Trust.  RS Investment Trust’s Declaration of Trust provides that a Trustee may be removed at any time, with or without cause, by a majority of the Trustees then in office at a duly constituted meeting.

Shareholder Meetings.   The Park Avenue Portfolio Declaration of Trust provides shareholders the right to require that the Trustees or President of the Trust call a special meeting of shareholders upon the written request of shareholders owning at least twenty-five percent (or ten percent if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares entitled to vote at such meeting. In addition, The Park Avenue Portfolio Declaration of Trust provides that whenever ten or more shareholders meeting the qualifications set forth in Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), seek the opportunity of furnishing materials to other shareholders with a view to obtaining signatures requesting that a special meeting be called, the Trustees will comply with the provisions of Section 16(c) of the 1940 Act and any applicable rules or orders thereunder with respect to providing such shareholders access to the list of the shareholders of record or mailing such materials to shareholders of record. The RS Investment Trust Declaration of Trust does not provide shareholders the right to call meetings.

Under The Park Avenue Portfolio Charter Documents, shareholders are entitled to at least fifteen days’ written notice of a shareholder meeting. Notice of a shareholder meeting is required to be mailed to RS shareholders at least seven days before such meeting, pursuant to RS Investment Trust’s Charter Documents.

The Park Avenue Portfolio’s Declaration of Trust provides that a majority of shares entitled to vote constitutes a quorum, while RS Investment Trust’s Declaration of Trust provides that 40% of shares entitled to vote constitutes a quorum, except, in both cases, when a larger quorum is required by applicable law, the bylaws or other provisions of the Declarations of Trust.

Shareholder Voting Rights.   Both The Park Avenue Portfolio Declaration of Trust and RS Investment Trust Declaration of Trust provide shareholders the power to vote (i) for the election of Trustees, (ii) with respect to any termination of the Trust or any series other than by the Trustees by written notice to shareholders, (iii) with respect to the merger or consolidation of the Trust or any series, (iv) with respect to derivative actions, and (v) with respect to any other matters deemed desirable by the Board of Trustees. The Park Avenue Portfolio Declaration of Trust also explicitly provides shareholders the power to vote with respect to the removal of Trustees, with respect to any investment advisory or management contract, and with respect to any amendment by the Trustees that requires shareholder authorization. Both Declarations of Trust state that shareholders have the power to vote only on these matters.

Shareholder Liability.   Both The Park Avenue Portfolio Declaration of Trust and RS Investment Trust Declaration of Trust disclaim personal liability for shareholders for any claims against the Trust or any series or class of shares, and provide that a shareholder or former shareholder held to be personally liable solely by reason his or her being or having been a shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability—out of the assets of the Trust, in the case of RS Investment Trust, and out of the assets of the applicable series, in the case of The Park Avenue Portfolio. In addition, The Park Avenue Portfolio Declaration of Trust provides that there shall be no liability or obligation of the Trust or a series to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of shares or for losses suffered by reason of any change in value of the Trust or a series. The Park Avenue Portfolio Declaration of Trust further provides that a series shall, upon request by a shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the series and satisfy any judgment thereon.

Trustee Liability and Indemnification.   The RS Investment Trust’s Charter Documents provide, for purposes of any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and indemnification of a Trustee pursuant to the Declaration of Trust, bylaws or otherwise, that the conduct of the Trustee shall be evaluated solely by reference to a hypothetical person, without regard to any special expertise, knowledge, or other qualification of the Trustee. In particular, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience, or other qualifications underlying such a determination shall result in that Trustee’s being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience, or qualification, nor shall such a determination or such knowledge, experience, or other qualification impose any duties, obligations, or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience, or qualification. The Park Avenue Portfolio Charter Documents do not have a similar provision.

The Park Avenue Portfolio’s Declaration of Trust and RS Investment Trust’s bylaws contain substantially similar indemnification obligations and procedures for Trustees and officers of the Trust. In addition, RS Investment Trust’s bylaws also provide the same indemnification to employees or agents of the Trust. The Park Avenue Portfolio’s Declaration of Trust provides that shareholders may, by appropriate legal proceedings, challenge any determination made by the Trustees or independent counsel which would result in indemnification being provided to a Trustee or officer in situations where there has been a settlement and there has not been a determination by the court or other body approving the settlement that the Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Trustees’ Plenary Powers and Powers with Respect to Amendments.   Trustees of both The Park Avenue Portfolio and RS Investment Trust are responsible for managing the business of the Trusts and have all powers necessary or convenient to carry out that responsibility.

The Park Avenue Portfolio’s Declaration of Trust may be amended at any time by the Trustees, subject to the following exceptions, which require shareholder approval: (i) amendments that would affect shareholder voting rights; (ii) amendments to the amendment provisions in Declaration of Trust; (iii) amendments that may require shareholder approval under applicable law or by the Trust’s registration statement; and (iv) amendments submitted to shareholders for their approval by the Trustees.

RS Investment Trust’s Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees.  Prior to amending, without shareholder approval, any provisions of the Declaration of Trust relating to shares, the Trustees must determine that the amendment is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by applicable law.

Involuntary Redemptions.   The Park Avenue Portfolio’s Declaration of Trust and RS Investment Trust’s Declaration of Trust provide that the Trustees may establish a minimum total investment for shareholders and may redeem a shareholder’s shares if the shareholder owns shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees. RS Investment Trust’s Declaration of Trust provides that the minimum amount may not exceed $40,000. In addition, RS Investment Trust’s Declaration of Trust provides that the Trust may redeem a shareholder’s shares to the extent such shareholder owns shares equal to or exceeding a percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust or any series or class of any series. The Trustees currently have not determined a maximum percentage.

Amendments to Bylaws.   The Park Avenue Portfolio’s bylaws provide that they may be amended or repealed by a majority of the Trustees. The RS Investment Trust bylaws provide that they may be amended or repealed by a majority of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or the bylaws. Subject to the rights of shareholders of the Trust to amend the bylaws, RS Investment Trust’s bylaws also may be adopted, amended or repealed by the Trustees.

STATEMENT OF ADDITIONAL INFORMATION
RS INVESTMENT TRUST

RS Partners Fund

August 15, 2006

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) of RS Investment Trust (the “Trust”) dated August 15, 2006, as it may be further revised from time to time. The Prospectus/Proxy Statement relates to the reorganization of The Guardian UBS Small Cap Value FundSM, a series of The Park Avenue Portfolio® (the “Guardian Fund”), into RS Partners Fund. A copy of the Prospectus/Proxy Statement can be obtained upon request made to The Park Avenue Portfolio, 7 Hanover Square, New York, New York, telephone 1-800-221-3253.

Certain disclosure relating to RS Partners Fund has been incorporated by reference into this SAI from the Trust’s annual report and certain disclosures relating to The Guardian UBS Small Cap Value FundSM has been incorporated by reference from the annual report of The Park Avenue Portfolio®.  For a free copy of either annual report, please call 1-800-221-3253.

TRUST INFORMATION

Trust History

RS Investment Trust (“Robertson Stephens Investment Trust” until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.”  A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twenty-three series of shares of beneficial interest, each with separate investment objectives and policies, including RS Partners Fund, which is discussed in this SAI (the “Fund”).  The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a “non-diversified” investment company under the 1940 Act and so may invest its assets in a more limited number of issuers than may other investment companies that are “diversified.”

Under the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year.  For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.  Thus, up to 25% of the Fund’s total assets can consist of the securities of each of any two issuers. As a result, a decline in the market value of a particular security held by the Fund may affect the Fund’s value more than if the Fund were a diversified investment company.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.  The Fund currently offers Class A and Class K shares, and intends to offer institutional class shares.

The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund.  The underlying assets of the Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust.  Expenses with respect to any two or more series may be allocated in proportion to the net asset values of the respective series except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.  Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees.  Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

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INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus/Proxy Statement, the Fund may employ other investment practices and may be subject to additional risks which are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus/Proxy Statement, under “The Fund’s Investment Limitations” in this SAI, or by applicable law, the Fund may, but will not necessarily, engage in each of the practices described below.

RS Investments (as defined below in “Management of the Fund”) serves as investment adviser to the Fund.

Lower-Rated Debt Securities

The Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds” (those rated BB or lower by Standard & Poor’s (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)).  See Appendix A for a description of these ratings.  The Fund does not intend, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund’s assets would be invested in securities rated below BB or Ba.

The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities.  The rating assigned to a security by Moody’s or Standard & Poor’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  Thus, a decrease in interest rates generally will result in an increase in the value of the Fund’s fixed-income securities.  Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income securities generally will decline.  In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.  Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.  Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions.  The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell lower-rated securities when RS Investments believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available.  In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws.  Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.  In order to enforce its rights in the event of a default under lower-rated securities, the Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.  The Fund may also be limited in its ability to

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enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.  In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to “call,” or redeem, its securities.  If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Options

The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.  There is no assurance that the Fund’s use of put and call options will achieve its desired objective, and the Fund’s use of options may result in losses to the Fund.

Covered call options.  The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

The Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options.  The Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase

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the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.  The Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities.  The Fund may purchase and sell options on foreign securities if RS Investments believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the United States.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Risks involved in the sale of options.   The successful use of the Fund’s options strategies depends on the ability of RS Investments to forecast correctly interest rate and market movements.  For example, if the Fund were to write a call option based on RS Investments’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on RS Investments’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration.  If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option.  This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when RS Investments deems it desirable to do so.  There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions.  Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options.  A market may discontinue trading of a particular option or options generally.  In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions.  For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to

5

replace expiring series, and opening transactions in existing series may be prohibited.  If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options.  If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well.  As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price.  In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions.  If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted.  If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options.  The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities.  In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.  As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options.  The Fund may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that RS Investments believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce the Fund’s profits if the special expiration price options are exercised.  The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Futures Contracts

Index Futures Contracts and Options.  The Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return.  A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made.  A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate.  The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks.  In the case of the S&P 100 Index, contracts are to buy or sell 100 units.  Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the

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S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).  If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, the Fund, if it may purchase and sell index futures contracts, may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges.  Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.  Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased.  The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments.  When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract.  This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.  Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates.  For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value.  The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.  Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value.  The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

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When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain.  Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity risks.  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated.  In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market.  It is not certain that such a market will develop.  Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks.  There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities which are the subject of a hedge.  RS Investments will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to RS Investments’ ability to predict correctly movements in the direction of the market.  It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities.  In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortion, even a correct forecast of general market trends by RS Investments still may not result in a successful hedging transaction over a very short time period.

Other Risks.  The Fund will incur brokerage fees in connection with its futures and options transactions.  In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks.  Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

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Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.  Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its  “investment value” and its “conversion value.”  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security).  The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date.  At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.  Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.  Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid.  The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Income Deposit Securities

The Fund may purchase income deposit securities (“IDSs”).  Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield.  An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS).  When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities.  The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs.  Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits).  Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

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Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency.  Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Repurchase Agreements

The Fund may enter into repurchase agreements.  A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations.  Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase.  RS Investments will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Securities Lending

The Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.  In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before the Fund enters into a loan, RS Investments considers all relevant facts and circumstances, including the creditworthiness of the borrower.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

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Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments.  Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.  Foreign brokerage commissions and other fees are generally higher than in the United States.  It may be more difficult to obtain and enforce a judgment against a foreign issuer.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that the Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Developing Countries.  The considerations noted above for foreign investments generally are intensified for investments in developing countries.  These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.  The Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for the Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities.  The Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging, the Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging.  The Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option.  A put option on currency gives the Fund the right to sell a currency at a specified exercise price until the expiration of the option.

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A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.  A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.  The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of RS Investments, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase.  In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.  The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of the Fund’s portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country.  In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions.  Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign

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currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts.  Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options.  Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time.  In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges.  Such options will be purchased or written only when RS Investments believes that a liquid secondary market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies (including exchange-traded funds (“ETFs”) traded on one or more national securities exchanges, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.  In general, under the 1940 Act, investment companies such as the Fund may not (i) invest more than 10% of their total assets in securities of other investment companies, (ii) own

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more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of their total assets in the securities of any single investment company.  The Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when RS Investments believes share prices of other investment companies offer attractive values.  As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  RS Investments will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities.  Shares of open-end investment companies traded on a securities exchange may not be redeemable by the Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds.  ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange, and iShares are listed on the NYSE).  ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange.  The market price may be higher or lower than the net asset value of the securities held by the ETF.  The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of the Fund may be affected by changes in the prices of gold and other precious metals.  Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries.  Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold.  For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

Zero-Coupon Debt Securities and Pay-in-Kind Securities

Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.  Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately.  The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though zero-coupon securities do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders.  Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

The Fund also may purchase pay-in-kind securities.  Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

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Temporary Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders.  At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.  In implementing these “defensive strategies,” the Fund may hold assets in cash and cash equivalents and in other investments RS Investments believes to be consistent with the Fund’s best interests.  If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

THE FUND’S INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to the Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund.

As fundamental investment restrictions, which may not be changed with respect to the Fund without approval by the holders of a majority of the outstanding shares of the Fund, the Fund may not:

1.               issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.               borrow money, except to the extent permitted by applicable law from time to time;

Note:  The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3.               act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.               (i) as to 50% of the Fund’s total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry;

5.               make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

6.               purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the fund’s prospectus or statement of additional information at the time; and

7.               purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.  (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall

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not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus/Proxy Statement, the other investment policies described in this SAI or in the Prospectus/Proxy Statement are not fundamental and may be changed by approval of the Trustees.  As a matter of policy, the Trustees would not materially change the Fund’s investment objective without shareholder approval.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUND

Note:  RS Investment Management L.P. (“RSIM, L.P.”) is currently the investment adviser for the Fund. Guardian Investor Services LLC (“GIS”) has agreed to acquire approximately 65% of the ownership interest in RS Investment Management Co. LLC (“RSIM Co.”), the parent company of RSIM, L.P. (the “Acquisition”).  RSIM L.P. does not anticipate that the Acquisition will result in any change in the personnel engaged in the management of any of the Fund or in the investment objective or policies of the Fund.  The investment advisory agreement between the Trust, on behalf of the Fund, and RSIM, L.P. will terminate upon the consummation of the Acquisition.  A new investment advisory agreement, pursuant to which RSIM Co. would serve as the investment adviser to the Fund after the Acquisition, has been approved by the shareholders of the Fund and will take effect upon consummation of the Acquisition.  In addition, upon consummation of the Acquisition, GIS will serve as the distributor of the Fund.  Unless the context otherwise requires, (i) RSIM, L.P. and RSIM Co. are referred to in this SAI as “RS Investments” and (ii) it is assumed that the Acquisition has been consummated prior to the consummation of the reorganization of the Guardian Fund into the Fund.

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees.  Subject to the provisions of the Trust’s Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The following table presents information about each of the Trustees and executive officers of the Trust.  Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA  94111.

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Disinterested Trustees

Leonard B. Auerbach Age 59	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004-February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly, Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Variable Products Trust

Judson Bergman* Age 49	Trustee	Since May 2006	Founder and CEO Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Variable Products Trust

Jerome S. Contro Age 49	Trustee; Co-Chairman of the Board, August 2004-February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Group; Trustee, RS Variable Products Trust

John W. Glynn, Jr. Age 65	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Variable Products Trust

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Interested Trustee

Michael G. McCaffery** Age 52	Trustee	Since May 2002	Managing Director and CEO, Makena Capital Management, an investment management firm; formerly, President and CEO, Stanford Management Company, an investment management firm.	35	Director, KB Home; Director, Thomas Weisel Partners Group, Inc. (a broker-dealer through which the Fund effects transactions); Trustee, RS Variable Products Trust

Principal Officers

Terry R. Otton Age 52	President, Principal Executive Officer, Treasurer, Principal Financial and Accounting Officer

President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer since May 2004

			CEO and CFO (prior to September 2005, co-CEO, COO, and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	N/A	N/A

Benjamin L. Douglas Age 39	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

John J. Sanders, Jr. Age 60	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.  Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Bergman was elected to the Board of Trustees on May 9, 2006.

** Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Fund effects transactions. Mr. McCaffery has informed the Trust of his intention to resign as a Trustee of the Trust upon consummation of the Acquisition. It is anticipated that two additional Trustees, one a disinterested Trustee, the other an interested person of Guardian and of RS Investments, will begin serving as Trustees at that time.

Committees of the Board of Trustees

The RS Board of Trustees has two standing committees — the Audit Committee and the Nominating Committee.  The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust, the Fund and the other series of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and to act as liaison between the Trust’s independent registered public accounting firm and the full Board.  The members of the Audit Committee are Messrs. Auerbach, Bergman, Contro, and Glynn. The Audit Committee met four times during the fiscal year ending December 31, 2005.

The responsibility of the Nominating Committee is to supervise the nominations and elections of disinterested Trustees of the Trust.  The Nominating Committee is composed of Messrs. Auerbach, Bergman, Contro, and Glynn.  The Nominating Committee met three times during the fiscal year ending December 31, 2005.  The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in

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writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.  The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in all of the funds in the Fund Complex as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(1)

Disinterested Trustees
Leonard B. Auerbach	>$100,000	>$100,000

Judson Bergman(2)	None	None

Jerome S. Contro	>$100,000	>$100,000

John W. Glynn, Jr.	None	>$100,000

Interested Trustee
Michael G. McCaffery	None	>$100,000

(1) Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan.

(2) Elected to the Board of Trustees on May 9, 2006.

The following table provides information regarding each class of securities owned beneficially by any current disinterested Trustee and his immediate family members as of December 31, 2005, in RS Investments, GIS, the principal underwriter of the Fund, or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments or GIS:

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Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Leonard B. Auerbach*	—	—	—	—	—

Judson Bergman	—	—	—	—	—

Jerome S. Contro	—	—	—	—	—

John W. Glynn, Jr.	—	—	—	—	—

* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P., of which RSRF Company, L.L.C., an affiliate of RS Investments, is the general partner.  He is also a Member of RS Property Fund IV, L.L.C. and RS Commercial Property Fund L.L.C., of which RS Fund IV Manager L.P. and RSCPF Manager, L.L.C., respectively, affiliates of RS Investments, are the Managing Members.  The value of Mr. Auerbach’s interest in these entities as of December 31, 2005, was approximately $100,000.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of the Fund and the other series of the Trust, and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act).  The Trust, together with RS Variable Products Trust, currently pays each disinterested Trustee a quarterly fee of $20,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees.  The annual compensation for the Chairman of the Board will be $100,000, and the annual compensation for the Chairman of the Audit Committee will be $90,000. Each disinterested Trustee is also paid a fee for each telephonic meeting of the Board of Trustees in which he participates. The Trust may from time to time pay additional compensation to one or more Trustees for services performed or expenses incurred by those Trustees on behalf of the Trust, in amounts approved by the Board of Trustees.  The Fund pays its allocable portion of Trustee fees and expenses based on the Fund’s net asset value.

Compensation Table
For The Year Ended December 31, 2005

Name of Fund	Leonard B. Auerbach	Judson Bergman*	Jerome S. Contro	John W. Glynn, Jr.	Michael G. McCaffery**

RS Partners Fund	$30,141	N/A	$22,052	$22,052	—

Pension or Retirement Benefits Accrued as Part of Trust Expenses	—	N/A	—	—	—

Estimated Annual Benefits Upon Retirement	—	N/A	—	—	—

Total Cash Compensation From Fund Complex*	$102,250	N/A	$76,000	$76,000	—

*Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of the Fund’s deferred compensation obligation

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to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Since October 1, 2003, the disinterested Trustees have directed that all of their regular Trustee compensation be invested in series of the Trust as part of the Plan.  As of December 31, 2005, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was $334,877, for Mr. Contro was $369,015, and for Mr. Glynn was $351,872.

** Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Fund effects transactions.

Codes of Ethics

The Trust, RS Investments, and GIS have adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Control Persons and Principal Holders

As of June 27, 2006, to the Fund’s knowledge, the shareholders who owned of record more than 5% of the outstanding shares of any class of the Fund were as follows:

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

Charles Schwab & Co., Inc. FBO Customer Account 101 Montgomery Street San Francisco, CA 94104-4122	15,550,506.04	22.31%

National Financial Services Corp. FBO The Exclusive Benefit of our Customers PO Box 3908 Church Street Station New York, NY 10008-3908	11,686,908.79	16.77%

Fidelity Investment Institutional Operations Co, Inc. (FIIOC) As Agent Certain Employee Benefit Plan 100 Magellan Way #KWIC Covington, KY 41015-1999	6,230,149.71	8.94%

On June 27, 2006, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Fund.  The Trust is not aware of any shareholder who owns beneficially 5% or more of any class of the Fund’s outstanding shares.

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.  The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

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INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RSIM Co., a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of the Fund.  RSIM Co. or its investment advisory affiliates have been managing mutual fund investments since 1987.

Prior to the Acquisition, G. Randall Hecht, Chairman of RSIM Co., was a control person of RSIM Co. by virtue of his ownership interest in RSIM Co. and his positions with RSIM Co.  The Management Committee of RSIM Co. consisted of Mr. Hecht, Messrs. James Callinan and Andrew Pilara, portfolio managers of certain of the RS Funds, and Messrs. James Foster, Terry Otton, David Elliott, and Benjamin Douglas, employees of RSIM Co. or its affiliates, each of whom owned interests in RSIM Co.  No person other than Mr. Hecht owned more than 25% of the underlying interests in RSIM Co.  Mr. Otton, Chief Executive Officer and Chief Financial Officer of RSIM Co., served as the Trust’s President, Principal Executive Officer, Treasurer, and Principal Financial and Accounting Officer, and Mr. Douglas, General Counsel of RSIM Co., served as the Trust’s Chief Legal Officer, Secretary and Vice President.

As a result of the Acquisition, GIS, an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), owns approximately 65% of the ownership interests in RSIM Co.  No person other than GIS owns more than 25% of the ownership interests in RSIM Co. Mr. Terry Otton, Chief Executive Officer of RSIM Co., continues to serve as the Trust’s President and Principal Executive Officer, and Mr. Benjamin Douglas, General Counsel of RSIM Co., continues to serve as the Trust’s Chief Legal Officer, Secretary and Vice President. James Klescewski, the new Chief Financial Officer of RSIM Co., will become the Trust’s Treasurer, and Principal Financial and Accounting Officer in September 2006. The Board of Directors of RSIM Co. consists of eight members, including a chairman who will be the Chief Executive Officer of Guardian Life, three other members designated by GIS, two members of the current management of RSIM Co., and two members selected jointly by GIS and the current management of RSIM Co.

The investment advisory agreement between RSIM Co. and the Trust, on behalf of the Fund (the “Advisory Agreement”), has been approved by shareholders of the Fund. The terms of the Advisory Agreement are substantially identical to the investment advisory agreement between RSIM L.P. and the Trust that was in effect prior to the Acquisition, except that, as described below (i) RSIM Co. will provide administrative services to the Fund pursuant to the Advisory Agreement and (ii) the Advisory Agreement clarifies the role of RSIM Co. with respect to the selection and oversight of sub-advisers under the Advisory Agreement.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and the Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees.

In addition, the Advisory Agreement provides that RS Investments provides all administrative services needed for the management and operation of the Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Fund are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or the Fund or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to the Fund, appoint a sub-adviser or sub-advisers.  The Advisory Agreement also states that unless the Board of Trustees

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specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Management and Administrative Fees

Management Fees.  The Fund pays RS Investments fees as compensation for the services provided by it under the Advisory Agreement.  The amount of these management fees is accrued daily and payable monthly at fixed annual rates based on the average daily net assets of the Fund.

Recent Management Fees Paid by the Fund

Year	Management Fees(1)	Fee Waivers/Reimbursement Of Expenses(2)

Year ended 12/31/05	$19,167,413	$(778,413)
Year ended 12/31/04	$12,121,725	$(2,187,124)
Year ended 12/31/03	$3,833,832	$(107,708)

(1) After giving effect to any reimbursement or waiver by RS Investments.

(2) Includes amount of management fees reduced or reimbursed by RS Investments pursuant to expense limitations, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund.

Administrative Services. The Trust, on behalf of the Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc., a subsidiary of PNC Bank Corp. (“PFPC”), pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Fund.  For its services under the Agreement, PFPC has the right to receive fees from the Fund at the following annual rates:

Asset-Based Sub-Administration and Accounting Services Fee:

When the Fund has assets less than $50 million, 0.02% of the Fund’s average daily net assets.

When the Fund has assets between $50 million and $75 million, 0.045% of the Fund’s average daily net assets.

When the Fund has assets in excess of $75 million:

0.07% of the Fund’s first $1,616,666,667 of average daily net assets;

0.04% of the Fund’s next $133,333,333 of average daily net assets; and

0.03% of the Fund’s average daily net assets in excess of $1.75 billion.

The table below states the total dollar amount in sub-administration and accounting service fees paid by the Fund to PFPC for each of the last three years.

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2005	2004	2003(1)
$ 1,265,810	$984,468	$424,583

(1)          Following a waiver by PFPC of a portion of its fees, the total net dollar amount in sub-administration and accounting services fees paid by the Fund to PFPC in 2003 was $280,928.

Expenses

The Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Fund’s 12b-1 Plan to GIS, 7 Hanover Square, New York, New York 10004 (the “Distributor”), the Trust’s distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated to RS Investments responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with RS Investments’ proxy voting policies and procedures.  A copy of the proxy voting policies and procedures to be followed by RS Investments on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies”).  Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-766-FUND or on RS Investments’ Web site at www.rsinvestments.com and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation.  RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. The Fund’s portfolio managers are part of the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leader of the Group, Andrew P. Pilara, Jr., determined all salaries and bonuses for the Group for the Fund’s fiscal year ended December 31, 2005.  Salaries were based on industry standards, as described above.

Bonuses within the Value Group were based on a number of factors, including (1) pre-tax investment performance for each account (including the Fund) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

Assets under management did not directly affect any individual’s salary or bonus, although the amount of the Group’s assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

Ownership of Fund Shares.  The following table shows the dollar range of equity securities of the Fund beneficially owned as of December 31, 2005, by the Fund’s current portfolio managers:

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Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

David J. Kelley	$100,001-$500,000
Andrew P. Pilara, Jr.	$500,001-$1,000,000
Joseph A. Wolf	$100,001-$500,000

Other Accounts.  The Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other Funds of RS Investment Trust and series of RS Variable Products Trust).  None of the other accounts for which the portfolio managers listed above are responsible have performance-based fees.  The following table sets forth the number of other accounts managed by the portfolio managers and the total assets of such accounts as of December 31, 2005:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts(1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		(in Thousands)		(in Thousands)		(in Thousands)
David J. Kelley	3	$3,810,188	0	Not Applicable	17	$617,781

Andrew P. Pilara, Jr.	4	$5,525,370	0	Not Applicable	23	$729,667

Joseph A. Wolf	3	$3,810,188	0	Not Applicable	17	$617,255

(1)          Includes RS Partners Fund

Conflicts of Interest.  RS Investments has informed the Trust as follows:

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts.  In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security.  For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account.  RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients.  RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.  It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day.  It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result,

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however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Fund and for the other investment advisory clients of RS Investments and its affiliates are made with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security are, insofar as RS Investments deems appropriate, averaged as to price and allocated between such clients in a manner which in RS Investments’ opinion is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  RS Investments employs a professional staff of portfolio managers who draw upon a variety of resources for research information for the Fund.

Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions.  Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.  In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Exchange Act), from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements.  Consistent with this practice, RS Investments receives research and brokerage services and other similar services from many broker-dealers with which it places the Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements.  These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and news services.  Where the services referred to above are not used exclusively by RS Investments for research purposes, RS Investments, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use.  Some of these services are of value to RS Investments and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.  The management fee paid by the Fund is not reduced because RS Investments or its affiliates receive these services even though RS Investments might otherwise be required to purchase some of these services for cash.

RS Investments places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers.  RS Investments seeks the best overall terms available for the Fund, except to the extent RS Investments may be permitted to pay higher brokerage commissions as described below.  In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, RS Investments, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, RS Investments may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to RS Investments an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction.  RS Investments’ authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

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RS Investments may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to RS Investments consistent with the preceding policies.  In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.

It is the Trust’s policy that the Fund may not use brokerage to compensate a broker for the sale or promotion of Fund shares.  Certain broker-dealers or their affiliates with whom the Fund places transactions may also sell shares of the Fund.  In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for the Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

 The following table provides the dollar amount of brokerage commissions paid by the Fund for the periods indicated.  Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Fund’s portfolio managers in response to market conditions, and are not reflective of a material change in investment strategy.

Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/03

$ 5,577,487	$7,209,282	$2,932,169

Of the amounts shown in the preceding table for the fiscal year ended December 31, 2005, the following table provides the amounts of such brokerage commissions paid by the Fund to brokers who provided research services or other services to RS Investments and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

Brokerage Commissions Paid	Total Dollar Amount of Such Transactions

$ 4,697,948	$ 2,172,113,383

The following table provides, for the fiscal year ended December 31, 2005, (i) the aggregate dollar amount of brokerage commissions paid by the Fund to Thomas Weisel Partners Group, Inc. (“Thomas Weisel”) (of which Mr. McCaffery, a Trustee of the Trust, became a Director in February 2006), (ii) the percentage of the Fund’s aggregate brokerage commissions paid to Thomas Weisel, and (iii) the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions effected through Thomas Weisel.

Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions effected through Thomas Weisel

$ 102,057	1.83%	2.80%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy governing the disclosure of the Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings.  The Fund’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy.  Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Fund exercises

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control over such policies.  In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies.  Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments may have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of the Fund.

Neither RS Investments nor the Fund will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings.  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine.  The Prospectus/Proxy Statement describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

The Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of:  (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings.  The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available.  Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders.  In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information.  The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Fund in connection with their day-to-day operations and management, including RS Investments and its affiliates and the Fund’s custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis:  PFPC Trust Company, PFPC, PricewaterhouseCoopers LLP, and Institutional Shareholder Services, Inc.  Each recipient, except the Fund’s independent registered public accounting firm, receives the portfolio holdings information on a daily basis.  The Fund’s independent registered public accounting firm receives the information when requested in connection with its services to the Fund.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Fund’s shares.  The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS.  Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Fund so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to the Fund at any time by either party on not less than 30 nor more

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than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

Shares of the Fund may be purchased through Guardian Life agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with GIS. GIS may reallow up to 100% of any sales charge on shares sold by dealers with whom it has sales agreements. Broker-dealers with which GIS has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

To compensate GIS for services it provides and for the expenses it bears in connection with the distribution of Fund shares, GIS will be entitled to receive any contingent deferred sales charges applicable to the redemption of shares of the Fund and any front-end sales charges applicable to the sale of shares of the Fund.  GIS is also entitled to receive payments under the 12b-1 Plan.  GIS’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Fund and, as discussed below, payments to financial intermediaries.  They may also include GIS’s overhead expenses attributable to the distribution of the Fund’s shares, which may include, for example, expenses for office space, communications, and salaries of GIS’s personnel, and any other of GIS’s expenses attributable to the distribution of the Fund’s shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Fund pays GIS compensation, accrued daily and paid monthly at the following rates: for its Class A shares, a monthly distribution and service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares and for its Class K shares, a monthly distribution fee at an annual rate of 0.40% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of its Class K shares.

The 12b-1 Plan may benefit the Fund by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund.  Because Rule 12b-1 fees are paid out of the Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

GIS and RS Investments may from time to time determine that certain distribution or promotional expenses incurred by them relate to the Fund.  However, they generally consider that many distribution and promotional expenses are incurred in respect of all of the RS Funds, and any part of the Rule 12b-1 fees paid by the Fund may be considered to compensate GIS (or, indirectly, RS Investments) for those expenses.  For this purpose, they may estimate the expenses incurred in respect of the Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes).  Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by the Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

In addition to payments under the 12b-1 Plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments performs certain services and incurs certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares. GIS pays out of the amounts it receives from the Fund pursuant to the 12b-1 Plan or as reimbursements from the Fund any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the 12b-1 Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated on a pari passu basis between RS Investments and GIS. During some periods, fees paid under the 12b-1 Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the 12b-1 Plan in future periods. Such payment will, first, be paid to GIS and RS Investments on a pari passu basis, and then to RS Investments.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund,

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and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name.  Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund.  The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies.  In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Fund.  In some cases, the compensation may be paid at higher annual rates of up to 0.45% of an intermediary’s clients’ assets in the Fund; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts.  Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.  In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Fund pays distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Fund’s assets on an ongoing basis, over time those fees will increase the cost of an investment in the Fund and may cost a shareholder more than paying other types of sales charges.

The Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Because the Trust will not enter into the Distribution Agreement with GIS until the closing of the Acquisition, no payments were made by the Fund under the Distribution Plan during the Fund’s most recent fiscal year.

Prior Distributor.  Prior to GIS, PFPC Distributors, Inc. (“PFPC Distributors”) served as the principal underwriter of the Fund’s shares. To compensate PFPC Distributors for the services it provided and for the expenses it bore in connection with the distribution of Fund shares, the Fund made payments to PFPC Distributors under the 12b-1 Plan. Such expenses included costs of advertising and promoting the sale of shares of the Fund and, as discussed below, payments to financial intermediaries.  They also included PFPC Distributors’ overhead expenses attributable to the distribution of the Fund’s shares, which included, for example, expenses for office space, communications, and salaries of PFPC Distributors’ personnel, and any other of PFPC Distributors’ expenses

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attributable to the distribution of the Fund’s shares.  Under the 12b-1 Plan, the Fund paid PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund’s average daily net assets.

During the period in which PFPC Distributors served as the Fund’s principal underwriter, RS Investments performed certain services and incurred certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares.  PFPC Distributors reimbursed RS Investments for promotion expenses incurred by it in any period in respect of the Fund.  Such reimbursements were made out of fees paid to PFPC Distributors by the Fund under the 12b-1 Plan, as described above, after PFPC Distributors has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by PFPC Distributors to financial intermediaries for distribution services) out of amounts paid under the 12b-1 Plan.  During some periods, fees paid under the 12b-1 Plan, less PFPC Distributors’ compensation and expenses, may have been insufficient to reimburse RS Investments fully for its promotional expenses.  In such cases, PFPC Distributors would reimburse RS Investments to the extent of the available fees paid under the 12b-1 Plan and would pay the balance of such reimbursements as PFPC Distributors received fees under the 12b-1 Plan in future periods.

RS Investments from time to time determined that certain distribution or promotional expenses incurred by PFPC Distributors related specifically to the Fund.  However, RS Investments generally considered that many distribution and promotional expenses were incurred in respect of all of the series of the Trust, and any part of the Rule 12b-1 fees paid by a series may be considered to compensate PFPC Distributors (or, indirectly, RS Investments) for those expenses.  For this purpose, RS Investments estimated the expenses incurred in respect of the various series based on the series’ relative net asset values and/or using any other methodology it considered appropriate (which may not be based on the series’ relative sizes).  Differences in the method of such allocation did not affect the amount of Rule 12b-1 fees paid by the Fund, but only the amount of such expenses considered to have been reimbursed out of the various series’ Rule 12b-1 fees.

In addition to payments under the 12b-1 Plan, the Fund reimbursed PFPC Distributors for payments PFPC Distributors made to financial intermediaries that provided certain administrative and account maintenance services. The amount of the reimbursement (the “Services Reimbursement”) was calculated in a manner approved by the Trustees and was reviewed by the Trustees periodically.

The compensation paid by PFPC Distributors to a financial intermediary was typically paid continually over time, during the period when the intermediary’s clients held investments in the Fund.  The amount of continuing compensation paid by PFPC Distributors to different financial intermediaries for distribution and/or shareholder services varied.  In most cases, the compensation was paid at an annual rate of 0.25% of the value of the financial intermediary’s clients’ investments in the Fund.  In some cases, the compensation may have been paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Fund.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, provided other compensation to financial intermediaries in connection with sales of the Fund’s shares or the servicing of shareholders or shareholder accounts.  Such compensation included, but was not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.  In some instances, this compensation was made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

Payments to PFPC Distributors Under the Fund’s 12b-1 Plan and Recent Services Reimbursements*

Year	Payments Under the Fund’s Distribution Plan	Services Reimbursements

Year ended 12/31/05	$4,985,169	$1,631,306
Year ended 12/31/04	$3,570,700	$1,972,575
Year ended 12/31/03	$985,385	$378,394

* These amounts were paid to PFPC Distributors, the previous principal underwriter of the Fund’s shares.

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Payments to RS Investments

The following table shows amounts paid in the periods indicated to RS Investments from amounts received by PFPC Distributors under the 12b-1 Plan or as Services Reimbursements, and Services Reimbursements paid directly to RS Investments by the Fund during those periods.

Total in 2005	Total in 2004	Total in 2003

$ 463,770	$1,053,754	$119,054

HOW NET ASSET VALUE IS DETERMINED

The Fund determines the net asset value (“NAV”) per share once daily, as of the close of regular trading on the NYSE.  The NYSE is closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Fund values its portfolio securities for which market quotations are readily available at market value.  Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices.  Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price.  If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices.  Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.  The Fund values all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities.  These investments are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.  However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE.  The values of these securities used in determining the NAV of the Fund’s shares are computed as of such times.  Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE.  Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV.  The Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees.  In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of the Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.  The fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market.  Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

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TAXES

The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (as previously defined, the “Code”).

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

In order to qualify as a “regulated investment company,” the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;  (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below).  In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate income tax rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time the Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.  Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

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Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains.  Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year and capital loss carryforwards) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.

For taxable years beginning on or before December 31, 2010, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income.”  Qualified dividend income generally will be taxed in the hands of individuals at the 15% tax rate, provided these same holding period and other requirements are met by the shareholder.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received from a foreign corporation that is (i) non-eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company, (2) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (3) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, and (4) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

With respect to investment income and gains received by the Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source.  Thus, the Fund’s yield on foreign investments would be decreased by such taxes.  The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes.  Shareholders then may take a foreign tax credit against U.S. federal income tax liability for the amount of such foreign taxes or deduct such foreign taxes as an itemized deduction from gross income.  A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.  In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.  Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.  However, the Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” The Fund’s

35

transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  See also the discussion on hedging transactions, below.

The Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

If the Fund engages in hedging transactions, including hedging transactions in options, certain forward contracts or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing, and character of distributions to shareholders.  The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which the Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities.  This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.  Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In addition, the Fund may purchase debt instruments with “market discount.”  Under the market discount rules, the Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition.  Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.

If the Fund makes a distribution to shareholders in excess of its current accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months.  Otherwise the gain or loss on the sale, exchange or redemption of Fund shares held by the shareholder will be treated as short-term capital gain or loss.  If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.  In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before

36

or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding.  An individual’s taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.  The back-up withholding tax rate is 28% for amounts paid through 2010.  The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.  However, for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.  The Fund has not determined whether it will make such designations.  In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.  Dividends and distributions also may be subject to local, state and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes.  The foregoing discussion relates solely to U.S. federal income tax law.  Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund.  Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Fund’s transfer agent and dividend-paying agent (“Transfer Agent”).  PFPC Trust Company (“PFPC Trust”), 8800 Tinicum

37

Boulevard, Philadelphia, PA 19153, serves as the Fund’s custodian (“Custodian”).  The Custodian and subcustodians hold the securities in the Fund’s portfolios and other assets for safekeeping.  The Transfer Agent and Custodian do not participate in making investment decisions for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, are the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund.  Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The financial statements, financial highlights, and report of independent registered public accounting firm included in the Annual Report for the Fund’s fiscal year ended December 31, 2005, and filed electronically on Form N-CSR on March 8, 2006 (File No. 811-05159; Accession No. 0000935069-06-000708), are incorporated by reference into this SAI.

The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to the Guardian Fund and included in The Park Avenue Portfolio Annual Report to Shareholders for the fiscal year ended December 31, 2005, and filed electronically on Form N-CSR on March 6, 2006 (File No. 811-05641; Accession No. 0001104659-06-014301), are hereby incorporated by reference into this SAI.

Pro forma financial statements are not included since the net asset value of The Guardian UBS Small Cap Value Fund does not exceed ten percent of the net asset value the Fund.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

RS Investment Management, L.P.
RS Investment Management, Inc.
[RS Growth Group LLC]
RS Value Group LLC

PROXY VOTING POLICIES AND PROCEDURES

November 10, 2005

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which each of RS Investment Management L.P., RS Investment Management, Inc., [RS Growth Group LLC,] and RS Value Group LLC (each, an “Adviser”) votes the securities owned by its advisory clients for which an Adviser exercises voting authority and discretion (the “Proxies”).  The advisory clients for which an Adviser votes Proxies are registered investment companies and certain other institutional accounts.  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client.  For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

These proxy voting policies and procedures are available to all advisory clients of an Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Fund[s] voted proxies relating to portfolio securities during the 12-month period ended June 30, are available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND [3863]; on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Policies Relating to Proxy Voting

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers.  The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.  The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients.  Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members.  The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel.  The Chief Executive Officer serves as Chair of the Committee.  The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee.  The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine.  In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting.  The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting.  At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

The Advisers have retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for the accounts of our advisory clients.  ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser.  ISS receives a daily electronic feed of all holdings in the Advisers’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS.  ISS monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of Proxies by an Adviser’s personnel.

The Advisers have adopted proxy voting guidelines (the “Guidelines”) that set forth how the Advisers plan to vote on specific matters presented for shareholder vote.  The Guidelines are attached as Annex A to these policies and procedures.  The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, ISS will automatically vote in accordance with the Guidelines.

Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote.  See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”).  Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site.  This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. In the case of Special Votes, ISS notifies the Advisers of the vote and the relevant deadline.  The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department.  The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override.  The Compliance Department will instruct ISS accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable, the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

•                  the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question.  Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by ISS or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee.  The Committee will review any information provided by ISS or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst.  If, after this review, the Committee agrees with ISS that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser.  As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification.  If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct ISS to vote based on the decision of the portfolio manager.  The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  analysis prepared by ISS with respect to the Special Vote;  and

•                  other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Compliance Department will then inform ISS of this decision and instruct ISS to vote the Special Vote accordingly.  The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by an Adviser’s personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee.  The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

Each Adviser, or ISS, as the Advisers’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act.  As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•                  a copy of these policies and procedures;

•                  proxy statements received regarding client securities are maintained by ISS;

•                  a record of each vote cast is maintained by ISS, and such records are accessible to designated an Adviser personnel at any time;

•                  a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•                  each written client request for proxy voting records and the Adviser’s written response to any (written or oral) client request for such records.

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

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Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.
1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.
1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.
1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.
1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16

WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.
1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.

1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X
1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.
1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)

1030-1	Always vote FOR a management proposal to approve other business.	X
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	X
1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X
1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.
1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X
1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.
1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.
1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)

1250-1	Always vote FOR a management proposal to approve the sale of assets.	X
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X
1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	X
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	X
1400-2	Always vote AGAINST a management proposal to adopt a classified board.
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	X
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X
1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X
1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X

1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 10%.	X
1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the compensation committee is not fully independent.
1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.
1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X

1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1500-20	Vote AGAINST IF the company does not expense stock options.	X
1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 5%.	X

1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the compensation committee is not fully independent.
1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for award each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1502-20	Vote AGAINST IF the company does not expense stock options.
1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.
1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.	X
1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.	X

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by ISS, is more than 10%.	X
1505-5	Vote AGAINST IF the compensation committee is not fully independent.
1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1505-18	Vote AGAINST IF the company does not expense stock options.
1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.

1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.
1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1510-10	Vote AGAINST IF the company does not expense stock options.
1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.
1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options.
1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by ISS, is more than XX%.
1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X
1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X
1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by ISS, is more than XX%.
1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X
1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.

1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.
1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X
1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X
1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by ISS, is more than XX%.
1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by ISS, is more than XX% of the total outstanding common equity.
1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by ISS, exceeds the 75th percentile of its peer group.
1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X

1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X
1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1

Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

X
2240-2

Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.
2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X

2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1

Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

X
2421-2

Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1.                                                         SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X
3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1

Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2

Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2

Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.
3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.
3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.	X
3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.

3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X
3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)

3610-1

Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2

Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)

3681-1

Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2

Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.

3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

As revised November 15, 2005

APPENDIX C

Waivers of Certain Sales Charges

Waivers of Contingent Deferred Sales Charges for Benefit Responsive Withdrawals — Class A shares

“Benefit Responsive Withdrawals” refers to distributions from employee benefit plans for any of the following purposes:

• following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

• to return excess contributions.

• to return contributions made due to a mistake of fact.

• hardship withdrawals, as defined in the plan document.

• under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

• to meet minimum distribution requirements of the Internal Revenue Code.

• to make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.

• for loans to participants or beneficiaries.

• separation from service.

• plan termination or “in-service distributions,” if the redemption proceeds are rolled directly to a RS Investments IRA.

Other Waivers

The deferred sales charge will be waived if you are exchanging your Class A, Class B, Class C or Class K shares for shares of the same class of another fund within the Trust. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.

The initial sales charges will be waived for purchases of Class A shares for qualified retirement plans that exchange from Class K shares. However, the Class A deferred sales charge applicable to purchases of $1 million or more may apply if shares are redeemed within 18 months. The time you held Class K shares will count when determining your holding period for calculating this deferred sales charge upon redemption of Class A shares. Class A share purchases are also available without initial or deferred sales charge to:

•        certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans;

•        existing shareholders of the Fund on or prior to October 6, 2006 who may make future purchases without initial or deferred sales charges through the accounts in which these shares are currently held;

•        RS Investments and The Guardian Life Insurance Company of America (“Guardian Life”), their subsidiaries, or any of their separate accounts;

•        present and retired directors, officers, employees, general agents and field representatives of RS Investments, Guardian Life or their subsidiaries;

•        directors, trustees, or officers of any open-end investment management company within the RS Investments fund complex;

•        trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named  above;

•        present and retired directors, managers, trustees, officers, partners and employees of  broker-dealer firms that have written sales agreements with GIS;

•        spouses, parents, siblings, children and grandchildren of the individuals named above;

•        qualified retirement plans that invest $3 million in plan assets;

•        direct rollovers into a RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust; and

•        any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial or similar capacity.

LABLE BELOW FOR MIS USE ONLY
PO#M 1900	MIS EDITS: # OF CHANGES / PRF 1 ___ PRF 2 ____
GUARDIAN #552	OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
GUARDIAN MUTUAL FUND	MIS to print this form in its current state.
ORIGINAL 1UP 7-25-06 JM
STEPHANIE (GUARDIAN - VC UBS SM CAPS 2006 SC)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVISION #1 8-09-06 JM
REVISION #2 8-10-06 KD
CHANGED TO 1UP POLY 8-10-06 KD
STEPHANIE (GUARDIAN - VC UBS SM CAPS 2006 SC 1UP)
REVIEW #1 8-10-06 KD
REVISION #1 8-11-06 JM

THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE: Call 1-888-221-0697 and follow the recorded instructions.
INTERNET: Go to www.proxyweb.com and follow the on-line directions.
MAIL: Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, you do not need to mail your proxy.

Proxy Card for Submitting Voting Instructions

FUND NAME PRINTS HERE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned, revoking any previously executed proxies, hereby appoints Joseph A. Caruso, John H. Walter and Thomas G. Sorell as proxies, each with the power of substitution, and hereby authorizes each of them singly to represent and to vote each class of shares of The Guardian UBS Small Cap Value Fund held of record by the undersigned on August 4, 2006 on the proposal specified on the reverse side and upon any other business that may properly come before the Special Meeting of Shareholders to be held at 7 Hanover Square, New York, New York 10004 on September 28, 2006 at 4:00 p.m. New York time and at any adjournments thereof.

Receipt of the Notice of Special Meeting and accompanying Prospectus/Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

This proxy when properly executed will be voted in the manner herein by the undersigned shareholders. If no direction is made, this proxy will be voted in favor of the proposal.

Please sign, date and return promptly in
the enclosed postage-paid envelope.
Date , 2006

Signature(s) and, if applicable, Title(s) (Sign in the Box)
Please sign exactly as your name(s) appear(s) on your account and this proxy card. When signing as attorney-in-fact, executor, trustee, administrator, guardian or other capacity, please give full title. Corporate, partnership and trust owners should have this proxy signed by an authorized person, and that person’s title should be given.
SCV(sc)

LABLE BELOW FOR MIS USE ONLY	MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____
PO#M 1900
GUARDIAN #552	OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
GUARDIAN MUTUAL FUND	MIS to print this form in its current state.
ORIGINAL 1UP 7-25-06 JM
STEPHANIE (GUARDIAN - VC UBS SM CAPS 2006 SC)	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
REVISION #1 8-09-06 JM
REVISION #2 8-10-06 KD
CHANGED TO 1UP POLY 8-10-06 KD
STEPHANIE (GUARDIAN - VC UBS SM CAPS 2006 SC
1UP)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
1.

Approving the Agreement and Plan of Reorganization, dated August 15, 2006, between The Park Avenue Portfolio, on behalf of The Guardian UBS Small Cap Value Fund, and RS Investment Trust, on behalf of RS Partners Fund.

	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	SCV(sc)